                         OMNIPOINT COMMUNICATIONS INC.


                                 $155,000,000


               Floating Rate Senior Notes due February 17, 2006



                                ---------------

                            NOTE PURCHASE AGREEMENT
                                ---------------



                            Dated February 17, 1998

     Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, on March 26, 1998.

                               TABLE OF CONTENTS

Section                                                                        Page
-------                                                                        ----
1.  AUTHORIZATION OF NOTES......................................................1

2.  SALE AND PURCHASE OF NOTES..................................................1

3.  CLOSING.....................................................................2

4.  CONDITIONS TO CLOSING.....................................................  3

5.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................  9
          Section 5.1   Corporate Authority...................................  9
                        -------------------
          Section 5.2   Governmental Approvals................................ 10
                        ----------------------
          Section 5.3   Title to Properties................................... 10
                        -------------------
          Section 5.4   Financial Statements.................................. 11
                        --------------------
          Section 5.5   No Material Adverse Effect, Etc....................... 12
                        -------------------------------
          Section 5.6   Franchises, Patents, Copyrights, Etc.................. 12
                        ------------------------------------
          Section 5.7   License, Etc.......................................... 12
                        ------------
          Section 5.8   Litigation............................................ 13
                        ----------
          Section 5.9   Compliance with Other Instruments, Laws, Etc.......... 13
                        ---------------------------------------------
          Section 5.10  Tax Status............................................ 13
                        ----------
          Section 5.11  No Default............................................ 14
                        ----------
          Section 5.12  Holding Company and Investment Company Acts........... 14
                        -------------------------------------------
          Section 5.13  Absence of Financing Statements, Etc.................. 14
                        ------------------------------------
          Section 5.14  FCC Matters........................................... 14
                        -----------
          Section 5.15  Tariffs............................................... 14
                        -------
          Section 5.16  Disclosure............................................ 15
                        ----------
          Section 5.17  Burdensome Obligations................................ 15
                        ----------------------
          Section 5.18  Solvency.............................................. 15
                        --------
          Section 5.19  Security Interests.................................... 15
                        ------------------
          Section 5.20  Certain Transactions.................................. 15
                        --------------------
          Section 5.21  Employee Benefit Plans................................ 16
                        ----------------------
          Section 5.22  Regulations G, T, U and X............................. 17
                        -------------------------
          Section 5.23  Environmental Compliance.............................. 17
                        ------------------------
          Section 5.24  Material Contracts.................................... 19
                        ------------------
          Section 5.25  Payment of Existing Debt.............................. 19
                        ------------------------


          Section 5.27  Foreign Assets Control Regulations, etc............... 20
                        ----------------------------------------

6.  REPRESENTATIONS OF THE PURCHASER.......................................... 20
          Section 6.1   Purchase for Investment............................... 20
                        -----------------------
          Section 6.2   Source of Funds....................................... 20
                        ---------------

7.  INFORMATION AS TO COMPANY................................................. 22
          Section 7.1   Financial and Business Information.................... 22
                        ----------------------------------
          Section 7.2   Inspection of Properties and Books.................... 29
                        ----------------------------------

8.  PREPAYMENT OF THE NOTES................................................... 30
          Section 8.1   Required Prepayments.................................. 30
                        --------------------
          Section 8.2   Optional Prepayments.................................. 30
                        --------------------
          Section 8.3   Allocation of Partial Prepayments..................... 31
                        ---------------------------------
          Section 8.4   Maturity; Surrender, etc.............................. 31
                        -------------------------
          Section 8.5   Purchase of Notes..................................... 32
                        -----------------
          Section 8.6   Certain Matters Relating to Repayments and Prepayments 32
                        ------------------------------------------------------
9.  AFFIRMATIVE COVENANTS..................................................... 33
          Section 9.1   Maintenance of Office................................. 33
                        ---------------------
          Section 9.2   Records and Accounts.................................. 33
                        --------------------
          Section 9.3   Corporate Existence; Maintenance of Licenses.......... 33
                        --------------------------------------------
          Section 9.4   Maintenance of Properties............................. 34
                        -------------------------
          Section 9.5   Insurance............................................. 35
                        ---------
          Section 9.6   Taxes................................................. 36
                        -----
          Section 9.7   Compliance with Laws, Contracts, License, and Permits. 36
                        -----------------------------------------------------
          Section 9.8   Further Assurances.................................... 37
                        ------------------
          Section 9.9   Authorization from Landlord/Mortgagee, Etc............ 37
                        ------------------------------------------
          Section 9.10  Attornment and Recognition Agreements................. 37
                        -------------------------------------
          Section 9.11  Allocation Agreement.................................. 37
                        --------------------
          Section 9.12  Certified Copies of Insurance Policies................ 38
                        --------------------------------------
          Section 9.13  Access Agreements..................................... 38
                        -----------------
          Section 9.14  Creation of License Subsidiary........................ 38
                        ------------------------------
          Section 9.15  Proceeds of Note Issuance............................. 38
                        -------------------------
          Section 9.16  Book-Entry Form....................................... 39
                        ---------------
          Section 9.17  Notices to Clearing Agency............................ 40
                        --------------------------


10. NEGATIVE COVENANTS.........................................................40
          Section 10.1  Restrictions on Indebtedness...........................40
                        ----------------------------
          Section 10.2  Liens..................................................42
                        -----
          Section 10.3  Contingent Obligations.................................45
                        ----------------------
          Section 10.4  Restrictions on Investments............................45
                        ---------------------------
          Section 10.5  Distributions..........................................48
                        -------------
          Section 10.6  Merger, Consolidation, Disposition of Assets, Etc......48
                        --------------------------------------------------
          Section 10.7  Sale and Leaseback.....................................49
                        ------------------
          Section 10.8  Compliance with Environmental Laws.....................49
                        ----------------------------------
          Section 10.9  Employee Benefit Plans.................................50
                        ----------------------
          Section 10.10 Transactions with Affiliates...........................51
                        ----------------------------
          Section 10.11 Change in Nature of Business...........................52
                        ----------------------------
          Section 10.12 Charter Amendments.....................................52
                        ------------------
          Section 10.13 Accounting Changes.....................................52
                        ------------------
          Section 10.14 Prepayments, Etc., of Indebtedness.....................53
                        ----------------------------------
          Section 10.15 Amendment, Etc., of Material Contracts.................53
                        --------------------------------------
          Section 10.16 Asset Swaps............................................53
                        -----------
          Section 10.17 Certain Restrictions...................................54
                        --------------------
          Section 10.18 No Additional Subsidiaries.............................54
                        --------------------------
          Section 10.19 Financial Covenants....................................54
                        -------------------

11. EVENTS OF DEFAULT..........................................................59
          Section 11.1  Events of Default and Acceleration.....................59
                        ----------------------------------

12. REMEDIES ON DEFAULT, ETC...................................................63
          Section 12.1  Acceleration...........................................63
                        ------------
          Section 12.2  Other Remedies.........................................64
                        --------------
          Section 12.3  Rescission.............................................64
                        ----------
          Section 12.4  No Waivers or Election of Remedies, Expenses, etc......65
                        ---------------------------------------------
13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES..............................65
          Section 13.1  Registration of Notes..................................65
                        ---------------------
          Section 13.2  Transfer and Exchange of Notes.........................66
                        ------------------------------
          Section 13.3  Replacement of Notes...................................66
                        --------------------
          Section 13.4  Exchange of Notes for Loans............................67
                        ---------------------------

14. PAYMENTS ON NOTES..........................................................67
          Section 14.1  Place of Payment.......................................67
                        ----------------

          Section 14.2  Home Office Payment....................................68
                        -------------------

15. EXPENSES, ETC..............................................................68
          Section 15.1  Transaction Expenses...................................68
                        --------------------
          Section 15.2  Survival...............................................69
                        --------

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT...............69

17. AMENDMENT AND WAIVER.......................................................69
          Section 17.2  Solicitation of Holders of Notes.......................70
                        --------------------------------
          Section 17.3  Binding Effect, etc....................................71
                        --------------------
          Section 17.4  Notes held by Company, etc.............................71
                        ---------------------------

18. NOTICES....................................................................71

19. REPRODUCTION OF DOCUMENTS..................................................72

20. CONFIDENTIAL INFORMATION...................................................72

21. SUBSTITUTION OF PURCHASER..................................................74

22. MISCELLANEOUS..............................................................74

  Severability.................................................................75
  Construction.................................................................75
          Section 1.3   Accounting Terms.......................................45
                        ----------------

               FLOATING RATE SENIOR NOTES DUE FEBRUARY 17, 2006


     This Note Purchase Agreement is made as of the 17th day of February, 1998 (this "Agreement"), by and among (a) OMNIPOINT COMMUNICATIONS INC. (the "Company"), a Delaware corporation, (b) OMNIPOINT CORPORATION, a Delaware corporation (the "Grand Parent"), for the purposes set forth herein, (c) IBJ SCHRODER BANK & TRUST COMPANY and (d) the Purchasers set forth in Schedule A hereto (the "Purchasers"). Certain capitalized terms used in this Agree ment are defined in Schedule B; references to a "Section", "Schedule" or an "Exhibit" are, unless otherwise specified, to a Section of this Agreement or to a Schedule or an Exhibit attached to this Agreement.

 1.  AUTHORIZATION OF NOTES.

          The Company has authorized the issue and sale of $155,000,000 aggregate principal amount of its Floating Rate Senior Notes due February 17, 2006 (the "NOTES", such term to include any such notes issued in substitution therefor pursuant to Article 13 of this Agreement or in the form of Book-Entry Notes pursuant to Section 9.16). The Notes shall be represented by the Book-Entry Note substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by the Purchasers and the Company.

 2.  SALE AND PURCHASE OF NOTES.

          Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into a separate Loan Agreement (the "Loan Agreement") among the Company, as Borrower, Omnipoint Corporation, as Grand Parent, the Lenders party thereto (the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, Goldman, Sachs Credit Partners L.P., as Documentation Agent, Bank of America National Trust & Savings Association, as Administrative Agent, and NationsBank, as Co-Agent, pursuant to which the Lenders will make loans at such Closing and thereafter to the Company in the aggregate principal amount of $[595,000,000] (the "Loans"). The Purchasers' obligation hereunder and the obliga tions of the Lenders under the Loan Agreement are several and not joint obligations and no Purchaser shall have any obligation under the Loan Agreement and no liability to any Person for the performance or non-performance by any Lender thereunder. Each Purchaser's obligation hereunder is a several and not a joint obligation, and no Purchaser shall have any obligation or liability to any Person for the performance or non-performance by any other Purchaser hereunder.

 3.  CLOSING.

          The sale and purchase of the Notes to be purchased by the Purchasers shall occur at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Syndication Agent, at 1440 New York Avenue, N.W., Washington, D.C.
20005, at a closing (the "Closing") on such Business Day as may be agreed upon by the Company and the Purchasers (such date, the "Closing Date"). At the Closing, (i) the Company will deliver the Book-Entry Note and a Company's Order to the Paying Agent, as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC, and the Paying Agent will cause delivery of the Notes represented by the Book-Entry Note by book-entry transfer in DTC for credit to the account of each Purchaser indicated on Schedule A hereof and (ii) each Purchaser shall pay, or cause the payment through the DTC of, immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Paying Agent for further credit to the account of the Company. If at the Closing the Company shall fail to tender such Notes to the Purchasers as pro vided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to the Purchasers' satisfaction, each Purchaser shall, at its elec tion, be relieved of all further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure or such nonfulfillment.


 4.  CONDITIONS TO CLOSING.

          Each Purchaser's obligation to purchase and pay for the Notes to be sold to it at the Closing is subject to the fulfillment to its satisfaction, prior to or at the Closing, of the following conditions:

               (a) Representations and Warranties.  Each of the representations
                   ------------------------------
     and warranties of the Company and the other Omnipoint Entities contained in this Agreement, the other Note Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the Closing Date.

               (b) No Default.  No Default shall have occurred and be continuing
                   ----------
     as of the Closing Date.

               (c) No Material Adverse Effect.  No Material Adverse Effect shall
                   --------------------------
     have occurred as of the Closing Date (other than continuing losses of the Company materially in compliance with the projections provided pursuant to the Full-Term Operating Business Plan).

               (d) No Change in Law.  No change shall have occurred in any law
                   ----------------
     or regulation or interpretations thereof that in the reasonable opinion of any Purchaser would make it illegal for such Purchaser to purchase its Notes and no order of any court or Governmental Body shall have been entered prohibiting the consummation of the transactions contemplated by the Note Documents.

               (e) Note Documents.  Each Purchaser shall, to the extent
                   --------------
     requested prior to the Closing, have received a Definitive Note or a Book Entry Note, duly executed and delivered by the Company, as well as each of the other Note Documents, which shall have been duly executed and deliv ered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Purchasers and their counsel.

               (f) Proceedings and Documents.  All corporate and other
                   -------------------------
     proceedings in connection with the transactions contemplated hereby and by the other Note Documents shall be satisfactory to each of the Purchasers and their counsel, and each Purchaser shall have received such secretary's certifi cates (including a certificate that the conditions under clauses
     (a) and (b) of this Article 4 have been satisfied) , certificates of the Secretary of State of the state of organization or incorporation of each Omnipoint Note Party and other copies of documents with respect thereto as it may reasonably request; provided, however, that any Purchaser may notify
                                --------  -------
     the Company and the Grand Parent that such Purchaser elects not to receive any or all material non-public documentation of the Omnipoint Entities (not including the Confiden tial Memorandum referred to in Section 5.16) without affecting the Com pany's compliance with this clause (f).

               (g) Validity of Liens.  The Collateral Documents shall be
                   -----------------
     effective to create in favor of the Collateral Agent a legal, valid and enforceable first-priority security interest (except for Permitted Liens that have priority under applicable law) in and Lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Purchasers to protect, perfect and preserve such security interests shall have been duly effected and all such documents shall have been duly executed by the Company, Parent, License Subsidiary, OHI and OIT, as applicable. The Purchasers shall have received evidence thereof in form and substance satisfactory the Purchasers.

               (h) Search Reports and Related Documents.  The Purchasers shall
                   ------------------------------------
     have received

               (i) such UCC, tax, patent, trademark and judgment lien search reports with respect to such applicable public offices where Liens are filed, as shall be acceptable to the Purchasers, disclosing that there are no Liens (other than Permitted Liens) of record in such official's office covering any Collateral or showing the Company, Parent, License Subsidiary, OHI or OIT as a debtor there under;

               (ii) a certificate of the Company, Parent, License Subsidiary, OHI and OIT, signed by an authorized officer of each thereof, dated the Closing Date, certifying that, as of the Closing Date, there will exist no Liens on the Collateral other than Permitted Liens; and

               (iii) acknowledgment copies or duly executed file-stamped copies of UCC-1 and UCC-3 financing statements with respect to the Collateral filed in each office where such filing is necessary or appropriate to perfect a Lien on the Collateral.

               (i) Certificates of Insurance.  The Collateral Agent shall have
                   -------------------------
     received a certificate of insurance from an independent insurance broker naming the Collateral Agent as an additional insured and a loss payee, dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Borrower Security Agreement, the Loan Agreement, this Agreement and the other Note Agreements.

               (j) Solvency Certificate.  The Purchasers shall have received an
                   --------------------
     officer's certificate of the Company and Grand Parent dated as of the Closing Date as to the Company and each other Omnipoint Note Party being Solvent following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Purchasers.

               (k) Opinion of Counsel to Omnipoint Note Parties.  Each of the
                   --------------------------------------------
     Purchasers shall have received a favorable legal opinion of counsel to the Omnipoint Note Parties addressed to the Purchasers, dated as of the Closing Date, in form and substance satisfactory to the Purchasers.

               (l) Opinion of FCC Counsel.  Each of the Purchasers shall have
                   ----------------------
     received a favorable legal opinion addressed to the Purchasers from FCC counsel to the Company and Parent, dated as of the Closing Date, in form and substance satisfactory to the Purchasers.

               (m) Payment of Fees.  The Company shall have paid all fees and
                   ---------------
     expenses payable on the Closing Date by the Company or any other Omnipoint Note Party, including, without limitation, all fees payable on the Closing Date pursuant to Section 15.1.

               (n) Approvals, Permits.  The Company shall have obtained all
                   ------------------
     Federal, state and local governmental and regulatory consents, approvals, Licenses and permits, including any third-party consents, as required or necessary for the Company to issue Notes hereunder and continue with the construction and development of the New York PCS Network as contem plated for the current stage of construction and development on the Closing Date and operate its business pursuant to the Full Term Operating Business Plan, and all such consents, approvals, Licenses and permits shall remain in effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; no law or regulation shall be applica ble in the judgment of the Purchasers that restrains, prevents or imposes materially adverse conditions upon the Notes or the construction and develop ment of the New York PCS Network referred to above or the operation of the Company's business pursuant to the Full Term Operating Business Plan and the Purchasers shall receive a certificate of an authorized officer of the Company to that effect dated the Closing Date.

               (o) Delivery of Operating Business Plans.  The Company shall have
                   ------------------------------------
     delivered to the Purchasers (except that any Purchaser may decline receipt by notice to the Company, in which case the Company shall not deliver the following to such Purchaser):

                    (i) an Annual Operating Business Plan for its 1998 fiscal year and

                    (ii) a Full-Term Operating Business Plan,

each of which shall be in form and substance satisfactory to the Purchasers, together with a certificate of its chief or principal accounting or financial officer dated the Closing Date certifying as to the reasonableness of the assumptions and expectations contained therein and that there are presently no facts known to such Person that would make either such plan misleading in any material respect.

               (p) Material Agreements. Subject to confidentiality restrictions
                   -------------------
     in Section 20, the Purchasers shall have received (except that any Purchaser may decline receipt by notice to the Company, in which case the Company shall not deliver the following to such Purchaser) a complete and correct copy, certified by an authorized officer of the Company, of (a) the Expense Allocation Agreement and the Cash Management Agreement, in each case as then in effect, and (b) each other contract set forth on Schedule
     5.24 of the Loan Agreement, as such other contract is then in effect and as to which any Purchaser shall have requested a copy on or before the Closing Date.

               (q) Litigation.  There shall exist no action, suit, investiga
                   ----------
     tion, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that could in the reasonable opinion of the Purchasers have a Material Adverse Effect.

               (r) Existing Bank Debt.  The Purchasers shall have received
                   ------------------
     evidence satisfactory to them (i) that the proceeds of the Notes, together with the proceeds of the Loans, shall repay in full all of the Existing Bank Debt (including, without limitation, all fees payable pursuant to Section 2.3 of the Existing Loan Agreement) and that all lenders of the Existing Bank Debt shall have released (or shall, effective immediately upon receipt of such proceeds, release) the Company from any and all obligations under the Existing Bank Debt, (ii) that all commitments of the lenders of such Existing Bank Debt to make loans or advances to the Company shall be terminated on or prior to the Closing Date and (iii) that all Liens securing obligations of the Company under the Existing Bank Debt shall be released and terminated on or prior to the Closing Date (or shall, effective immediately upon receipt of the proceeds of the initial Loan in an amount sufficient to repay all amounts owing in respect of the Existing Bank Debt, release and terminate all such Liens).

               (s) Creation of OHI Subsidiary.  The Company shall have caused
                   --------------------------
     the establishment of a new Subsidiary of OHI (the "OHI Subsidiary") and shall have taken all steps necessary to enable OHI to pledge its Capital Stock in the OHI Subsidiary in favor of the Collateral Agent for the benefit of the Secured Creditors under the Intercreditor Agreement pursuant to the OHI Pledge Agreement.

               (t) Title Insurance.  The Purchasers shall have received a paid
                   ---------------
     policy of mortgage title insurance with respect to each parcel of Real Estate to be subject to a Mortgage, in amount satisfactory to the Purchasers and issued by a title insurance company satisfactory to the Purchasers.

               (u) Financial Statements.  The Purchasers shall have received the
                   --------------------
     audited financial statements of Grand Parent and its Subsidiaries and the Company and its Subsidiaries for the fiscal year ending December 31, 1996 and the unaudited financial statements of Grand Parent and its Subsid iaries and the Company and its Subsidiaries for the fiscal quarter ending September 30, 1997.

               (v) Environmental Matters.  The Purchasers shall (i) be satisfied
                   ---------------------
     that no Omnipoint Note Party is subject to any Environmental Claim which could have a Material Adverse Effect and (ii) have received an envi ronmental audit report in form and substance satisfactory to the Purchasers prepared by an independent environmental consultant acceptable to the Purchasers with respect to the Real Estate of the Company and its Subsidiaries.

               (w) Access Agreements.  The Purchasers shall have received
                   -----------------
     executed copies of the Access Agreements, which shall be in full force and effect and the terms of which shall not have been waived, amended or otherwise modified without the prior consent of the Purchasers.

               (x) Subordination Agreements.  The Purchasers shall have received
                   ------------------------
     executed Subordination Agreements subordinating to all Obligations all Intercompany Indebtedness owed by the Company or any Guarantor, which documentation shall be consistent with the terms and conditions of this Agreement. The Holders shall have received documentation satisfactory to it and the Required Secured Creditors that the Intercompany Indebtedness is evidenced by notes and is "back to back" or otherwise documented to provide the intended benefits to the Holders of such subordination.

               (y) Consent Agent.  The Purchasers shall have received a consent
                   -------------
     letter from the C. T. Corporation System, presently located at 1633 Broadway, New York, New York 10019 (together with any successor thereto, the "Consent Agent"), indicating its consent to its appointment as agent to receive service of process on behalf of each of the Omnipoint Note Parties.

               (z) CUSIP Number.  A CUSIP number issued by Standard & Poor's
                   ------------
     CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

               (aa) Other Documents.  Each Purchaser shall receive all other
                    ---------------
     documents, instruments and opinions from the Company and Grand Parent (including opinions of counsel for the Company and Grand Parent) as each Purchaser may reasonably request, in form and substance satisfactory to each Purchaser and their counsel, and which shall be in full force and effect on the Closing Date.

               (ab) Purchase Permitted By Applicable Law, etc.  On the Closing
                    ------------------------------------------
     Date the purchase of Notes shall (i) be permitted by the laws and
                                       -
     regulations of each jurisdiction to which each Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restric tion as to the character of the particular investment,
     (ii) not violate any applicable law or regulation (including, without
      --
     limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject any Purchaser to any tax, penalty or
                          ---
     liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable it to determine whether such purchase is so permitted.

               (ac)  Loan Agreement.  The Lenders under the Loan Agreement shall
                     --------------
     have made the Tranche A Loans and the Tranche B Loans, or contemporaneously with the purchase of the Senior Secured Notes shall make such Loans.


 5.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          Each of Grand Parent and the Company represents and warrants to the Purchasers as follows:

          Section 5.1    Corporate Authority.
                         -------------------

               (a) (i) Each Omnipoint Entity is identified on the organizational chart attached as Schedule 5.1 to the Loan Agreement; is a corporation (or other entity as indicated thereon) duly organized, validly existing and in good standing under the laws of its state of incorporation or organization; and its share or other ownership is as indicated thereon,

               (ii) Each Omnipoint Note Party has all requisite corporate power to own its Property and conduct its business as now conducted and as presently contemplated, and

               (iii)Each Omnipoint Note Party is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary in order to conduct its business as now conducted except where a failure to be so qualified would not have a Material Adverse Effect.

               (b) The execution, delivery and performance of this Agreement and the other Note Documents to which any Omnipoint Note Party is or is to become a party and the transactions contemplated hereby and thereby

               (i) are within the corporate or other author ity of such Omnipoint Note Party,

               (ii) have been duly authorized by all neces sary corporate or other proceedings,

               (iii)do not conflict with or result in any breach or contravention of any provision of material law, statute, rule or regulation to which such Omnipoint Note Party is subject or any judgment, order, writ, injunction, license (including without limita tion, any License) or permit applicable to such Omnipoint Note Party or their Property, and

               (iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, such Omnipoint Note Party or its Property.

               (c) The execution and delivery of this Agreement and the other Note Documents to which any Omnipoint Note Party is or is to become a party will result in valid and legally binding obligations of such Omnipoint Note Party enforceable against such Omnipoint Note Party in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          Section 5.2    Governmental Approvals.  The execution, delivery and
                         ----------------------
performance by each Omnipoint Note Party of this Agreement and the other Note Documents to which such Omnipoint Note Party is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any Governmental Body other than those already obtained and for any subsequent informational filing with the Securities and Exchange Commission.

          Section 5.3    Title to Properties.  Each Omnipoint Note Party owns
                         -------------------
through one or more direct and indirect Subsidiaries all of the assets reflected in the consolidated balance sheet of Grand Parent as at December 31, 1996 or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales-agreements, title-retention agreements, Liens or other encumbrances, except Permitted Liens.

          Section 5.4    Financial Statements.
                         --------------------

               (a) The Purchasers have been provided the audited consol idated balance sheet of Grand Parent and its Subsidiaries and the Company and its Subsidiaries, as at December 31, 1996, and the audited consolidated statement of income and cash flow statement of Grand Parent and its Subsid iaries and the Company and its Subsidiaries for the fiscal year then ended, and such balance sheet and statement of income and cash flow have been certified by Grand Parent's and the Company's respective independent certi fied public accountants and accompanied by an unqualified opinion of such accountants. Such balance sheet and statement of income and cash flow have been prepared in accordance with GAAP and fairly present the financial condition of Grand Parent and its Subsidiaries and the Company and its Subsidiaries, respectively, as at the close of business as of such date and the results of operations for the fiscal year then ended. There are no Contingent Obligations of Grand Parent or its Subsidiaries or the Company or its Subsid iaries as of such date involving material amounts, known to the officers of Grand Parent or the Company, respectively, that were not disclosed in such balance sheet and the notes related thereto.

               (b) The Purchasers have been provided the unaudited consolidated balance sheet of Grand Parent and its Subsidiaries and the

     Company and its Subsidiaries as of September 30, 1997, and the unaudited consolidated statement of income and cash flow statement of Grand Parent and its Subsidiaries and the Company and its Subsidiaries for the nine months then ended. Such balance sheet and statement of income and cash flow have been prepared in accordance with GAAP and fairly present the financial condition of Grand Parent and its Subsidiaries and the Company and its Subsidiaries, respectively, as at the close of business on the date thereof and the results of operations for the nine months then ended, subject to year-end adjustments. There are no Contingent Obligations of Grand Parent or its Subsidiaries or the Company or its Subsidiaries as of such date involving material amounts known to the officers of Grand Parent or the Company, respectively, that were not disclosed in such balance sheet and the notes related thereto.

          Section 5.5    No Material Adverse Effect, Etc.  Since December 31,
                         -------------------------------
1996, there has occurred no Material Adverse Effect (other than continuing losses of the Company (x) as disclosed in the Company's unaudited consolidated balance sheet and statement of cash flow delivered to the Administrative Agent pursuant to Section 5.4(b) and (y) materially in compliance with such losses as projected to continue in the Full-Term Operating Business Plan).

          Section 5.6    Franchises, Patents, Copyrights, Etc.  Except for the
                         ------------------------------------
FCC Licenses for the New York PCS Network and the other Intellectual Property set forth on Schedule 5.6 to the Loan Agreement, there are no franchises, patents, copyrights, trademarks, trade names, or other Intellectual Property, individually or in the aggregate, that are material for the conduct of the Company's business as now conducted or as presently contemplated to be conducted.

          Section 5.7    License, Etc.  The Company (or the License Subsid iary)
                         ------------
has secured

               (a) with respect to the construction, installation and development of facilities for the New York PCS Network, the FCC Licenses for the New York PCS Network and all material Necessary Authorizations appropriate to the level of development theretofore achieved and sufficient to avoid noncompliance with the minimum build-out requirements under the FCC Licenses for the New York PCS Network, and

               (b) with respect to the operation of those portions of the New York PCS Network the development of which has theretofore been completed, the License and all material Necessary Authorizations sufficient to operate such completed portions.

Neither the FCC Licenses for the New York PCS Network nor any such material Necessary Authorization is the subject of any pending or, to the best of any Omnipoint Entity's knowledge, threatened appeal, revocation, revocation proceeding or any other similar action or proceeding. The Company (or the License Subsidiary, as the case may be) is in compliance with the FCC Licenses for the New York PCS Network and all material Necessary Authorizations. The Company (or the License Subsidiary, as the case may be) reasonably expects to obtain, in the ordinary course of business, without the imposition of burdensome conditions all Necessary Authorizations not currently obtained, that will be required under the License in the future or that will be required to operate the Company's or the License Subsidiary's business substantially in accordance with the Full-Term Operating Business Plan.

          Section 5.8    Litigation.  There are no actions, suits, proceedings
                         ----------
or investigations of any kind pending or, to the best of any Omnipoint Entity's knowledge, threatened, against any Omnipoint Note Party before any court, tribunal or administrative agency or board (including the FCC) that, if adversely determined, might, either in any case or in the aggregate, have a Material Adverse Effect or materially impair the right of any Omnipoint Note Party to carry on business substan tially as now conducted, or result in any substantial and material liability not ade quately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Omnipoint Note Party, or that questions the validity of this Agreement or any of the other Note Documents, or any action taken or to be taken pursuant hereto or thereto.

          Section 5.9    Compliance with Other Instruments, Laws, Etc.  No
                         --------------------------------------------
Omnipoint Note Party is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its Properties may be bound or any decree, order, judgment, statute, license (including, without limitation, any License), rule or regulation, in any of the forego ing cases in a manner that could result in the imposition of substantial penalties or have a Material Adverse Effect.

          Section 5.10   Tax Status.  Each Omnipoint Entity
                         ----------

               (a) has made or filed all Federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject or filed extensions therefor;

               (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and for which such Omnipoint Entity has set aside on its books adequate reserves; and

               (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for all elapsed periods.

There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of each Omnipoint Entity know of no basis for any such claim.

          Section 5.11   No Default.  No Default has occurred and is continu
                         ----------
ing.

          Section 5.12   Holding Company and Investment Company Acts.  No
                         -------------------------------------------
Omnipoint Note Party is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940.

          Section 5.13   Absence of Financing Statements, Etc.  Except with
                         ------------------------------------
respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, Real Estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future Lien on, or security interest in, any assets or Property of any Omnipoint Note Party or any rights relating thereto.

          Section 5.14   FCC Matters.  Each Omnipoint Note Party has duly and
                         -----------
timely filed all filings which are required to be filed by it under the Communications Act, the failure to file which could reasonably be expected to have a

Material Adverse Effect and is in all material respects in compliance with the Communica tions Act, including the rules and regulations of the FCC applicable to it, the failure to be in compliance with which could reasonably be expected to have a Material Adverse Effect.

          Section 5.15   Tariffs.  No action to change, alter, rescind or other
                         -------
wise terminate the tariffs containing service regulations or any rates and charges for commercial mobile radio services which, if adversely determined, would have a Material Adverse Effect, is pending or known by any Omnipoint Note Party to be under consideration.

          Section 5.16   Disclosure.  This Agreement, the Confidential Memo
                         ----------
randum regarding the Notes, dated as of January, 1998, and the statements and documents referred to herein or therein or delivered to the Purchasers by or on behalf of any Omnipoint Entity pursuant hereto taken together, contain no untrue statement of a material fact or fail to state a material fact which would be necessary to make the statements (taken as a whole) herein and therein not misleading at such time.

          Section 5.17   Burdensome Obligations.  No Omnipoint Note Party is a
                         ----------------------
party to or bound by any franchise, agreement, deed, lease or other instrument, or subject to any legal restriction which, in the opinion of the management of Grand Parent or the Company, is so unusual or burdensome, in the context of its business, as in the foreseeable future might materially and adversely affect or impair the revenue or operating cash flow of such Omnipoint Note Party, or the ability of such Omnipoint Note Party to perform obligations under the Note Documents. No Omnipoint Note Party presently anticipates that future expenditures by such Omnipoint Note Party needed to meet the provisions of Federal or state statutes, orders, rules or regulations will be so burdensome as to affect or impair, in a materially adverse manner, the business or condition, financial or otherwise, of such Omnipoint Note Party.

          Section 5.18   Solvency.  Each Omnipoint Note Party is, and after
                         --------
giving effect to the incurrence of all Indebtedness as and when contemplated by the Note Documents will be, Solvent.

          Section 5.19   Security Interests.  The security interests granted
                         ------------------
under the Collateral Documents constitute valid, binding and continuing duly perfected first-priority Liens in and to the Collateral (except for Permitted Liens that have priority under applicable law) in favor of the Collateral Agent for the benefit of the Secured Creditors.

          Section 5.20   Certain Transactions.  Except as set forth in Schedule
                         --------------------
5.20 to the Loan Agreement, none of the officers, directors, or employees of any Omnipoint Note Party is presently a party to any transaction with any other Omnipoint Note Party (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of such Omnipoint Note Party, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner. The Company has delivered a complete and correct copy of the Expense Allocation Agreement to each Purchaser. No Omnipoint Note Party is a party to any management, operating, license or other agreement providing for the payment of any amount to any of its Affiliates, except for the Expense Allocation Agreement or as permitted under Section 10.10.

          Section 5.21   Employee Benefit Plans.
                         ----------------------

               (a) Each Employee Benefit Plan and each Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the IRC, including the provisions thereunder respecting prohibited transactions. Grand Parent, Company and each ERISA Affiliate has made all required contributions to each Employee Benefit Plan and each Multiemployer Plan. To the extent applicable, Grand Parent, Company and each ERISA Affiliate has heretofore delivered to the Purchasers the most recently completed annual report, Form 5500, with all required attachments, and actuarial statements required to be submitted under (S) 103(d) of ERISA, with respect to each Guaranteed Pension Plan.

               (b) Under each Employee Benefit Plan that is an employee welfare benefit plan within the meaning of (S) 3(1) or (S) 3(2) (b) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Subtitle B, Part 6 of ERISA). Grand Parent or an ERISA Affiliate, as appropriate, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of any of Grand Parent or such ERISA Affiliate without liability to any Person.

               (c) Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S) 302 (f) of ERISA, or otherwise, has been timely made. No waiver of minimum funding standards or extension of amortization periods has been requested or received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by Grand Parent or any ERISA Affiliate with respect to any Guaran teed Pension Plan and there has not been any ERISA Event, or any other event or condition that presents a material risk of termination of any Guaran teed Pension Plan by the PBGC. Neither Grand Parent nor any ERISA Affiliate has instituted or intends to institute proceedings to terminate a Guaranteed Pension Plan. No event requiring notice to the PBGC under (S) 302(f)(4)(A) of ERISA has occurred with respect to any Guaranteed Pension Plan and no amendment with respect to which security is required under (S) 307 of ERISA has been made or is reasonably expected to be made to any Guaranteed Pension Plan. Based on the latest valuation of each Guaran teed Pension Plan (which in each case occurred within 12 months prior to the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of (S) 4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

               (d) Neither Grand Parent, the Company nor any ERISA Affiliate has incurred or expects to incur any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under (S) 4201 of ERISA or as a result of a sale of assets described in (S) 4204 of ERISA. Neither Grand Parent, the Company nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of (S) 4241 or (S) 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under (S) 4041A of ERISA.

          Section 5.22   Regulations G, T, U and X.  No portion of the proceeds
                         -------------------------
of any Note shall be used or obtained for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

          Section 5.23   Environmental Compliance.   Each Omnipoint Entity has
                         ------------------------
taken all steps as are reasonable for companies in similar lines of business and size with respect to similarly situated and like Real Estate to investigate the past and present condition and usage of its and its Subsidiaries' Real Estate and the operations conducted thereon and, based upon such diligent investigation, makes the following representations:

               (a) Except as set forth in the Current Phase I Audit and the Action Letter, each Omnipoint Entity is, to the best of its knowledge, in compliance with all applicable Environmental Laws relating to the operation of its business and the use and occupancy of any Real Estate. There is no pending or, to the best of its knowledge, threatened civil or criminal litiga tion, written notice of violation, administrative proceeding, or investigation, inquiry or information request by any person, entity or governmental author ity relating to any applicable Environmental Law (collectively "Environmen tal Claims") involving such Omnipoint Entity or
                    ---------------------
     any person or entity for whom an Omnipoint Entity may be responsible by law or contract.

               (b) Except as set forth in Schedule 5.23 to the Loan Agreement, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that could form the basis of any Environmental Claim against the Company or, to the Company's best knowledge after due inquiry, against any person or entity whose liability for any Environmental Claim the Company has retained or assumed either contractually or by operation of law.

               (c) Set forth in Schedule 5.23 to the Loan Agreement is a list of all environmental reports, investigations and audits relating to premises currently or previously owned or operated by any Omnipoint Loan

     Party (whether conducted by or on behalf of any Omnipoint Loan Party or a third party, and whether done at the initiative of any Omnipoint Loan Party or directed by a governmental entity or other third party) which such Omnipoint Loan Party has in its possession or to which it has access, and complete and accurate copies of each such report, or the results of each such investigation or audit, have been provided to the Purchasers.

          (d) Each Omnipoint Entity has filed all reports and returns re quired to be filed by such Omnipoint Entity under any applicable Environ mental Laws. Each Omnipoint Entity has obtained and is in compliance with all licenses, permits, registrations, certificates, consents, approvals or authori zations (collectively, "Environmental Permits") required by all
                                      ---------------------
     applicable Environmental Laws. No event has occurred and is continuing that requires, or after notice or lapse of time or both would require, any modification or termination of any Environmental Permit. No Omnipoint Entity (i) has received any notice asserting the absence of any Environmental Permit or (ii) has knowledge of any environmental law proposed or under consideration, which, if effective, could have a Material Adverse Effect.

          (e) Except as set forth in the Current Phase I Audit and the Action Letter, no Omnipoint Entity nor any of the Real Estate is subject to any applicable Environmental Laws requiring the performance of site assessments for Materials of Environmental Concern, or the removal or remediation of Materials of Environmental Concern, or the giving of notice to any govern mental agency or the recording or delivery to other Persons of an environ mental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any transactions contemplated hereby.

          Section 5.24   Material Contracts.  As of the date of this Agreement,
                         ------------------
no Omnipoint Note Party is a party to any Material Contract or any agreement with any director, officer or employee of any Omnipoint Note Party, and no shareholder of any Omnipoint Note Party is a party to any shareholder, share-voting or similar agreement relating to any Omnipoint Note Party, except as set forth in Schedule 5.24 to the Loan Agreement.

          Section 5.25   Payment of Existing Debt.  After giving effect to the
                         ------------------------
use of the proceeds of the Notes issued on the Closing Date, all obligations in respect of the Existing Bank Debt shall have been repaid in full and all documents and agreements in connection therewith shall have been irrevocably terminated, other than customary indemnification provisions which by the terms thereof survive repayment.

          Section 5.26   Private Offering by the Company.  Neither the Com pany
                         -------------------------------
nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise ap proached or negotiated in respect thereof with, any person other than the Purchasers and not more than 30 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. The Company shall not have offered any other securities which offering could be integrated with the placement of the Notes hereunder. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registra tion requirements of Section 5 of the Securities Act.

          Section 5.27   Foreign Assets Control Regulations, etc.  Neither the
                         ----------------------------------------
sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

 6.  REPRESENTATIONS OF THE PURCHASER.

          Section 6.1    Purchase for Investment.  Each Purchaser represents
                         -----------------------
that it has received all information necessary to make its investment decision with respect to its purchase of the Notes and as it may have otherwise requested (including without limitation the Confidential Memorandum referred to in Section 5.16) and that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof except in accordance with the Securi ties Act, provided that the disposition of such Purchaser's
                           --------
property shall at all times be within its control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes under the Securities Act. Each Purchaser represents that it is not an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company, it is not acting on behalf of the Company and it is a "Qualified Institutional Buyer" within the meaning of Rule 144A promulgated under the Securities Act or an institutional "Accredited Investor" within the meaning of Rule 501(a)(1),
(2), (3) or (7) promulgated under the Securities Act. Such acquisition will be for its own account or for the account of another Qualified Institutional Buyer.

          Section 6.2    Source of Funds.  Each Purchaser represents that at
                         ---------------
least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by it to pay the purchase price of the Notes to be purchased by it hereunder:

               (a) if such Purchaser is an insurance company, the Source does not include Plan assets allocated to any separate account maintained by such Purchaser in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connec tion with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or benefi ciary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

               (b) the Source is either (i) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

               (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the

     QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity
                                                               -
     of such QPAM and (ii) the names of all employee benefit plans whose assets
                       --
     are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

               (d) the Source is a governmental plan; or

               (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

               (f) the Source does not include Plan assets of any em ployee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN", "PARTY IN INTEREST" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in Section 3 of ERISA.


 7.  INFORMATION AS TO COMPANY.

          Section 7.1    Financial and Business Information.  Grand Parent or
                         ----------------------------------
the Company, as appropriate, shall deliver or cause to be delivered to each Holder the following:

               (a) No later than 10 days after the end of each fiscal year of the Company an Annual Operating Business Plan containing the informa tion listed in items (i) through (vi) in this paragraph and the exhibits con tained in the Annual Operating Business Plan delivered pursuant to clause
     (o) of Article 4 for the next-succeeding fiscal year. The Annual Operating Business Plan shall contain

               (i) internally prepared statements of in come and expense of the Company in reasonable detail for the appli cable period prepared in all material aspects in accordance with GAAP (except for the absence of footnotes),

               (ii) a schedule of all Capital Expenditures estimated to be made during the period,

               (iii)a statement of the amounts and times by which the Company needs to raise additional capital to meet its obligations when due during the period,

               (iv) a projected balance sheet of the Com pany,

               (v) a projected cash flow statement of the Company, and

               (vi) a statement listing all material assump tions which formed the basis for all information provided pursuant to clauses (i) through (v), each together with supporting schedules in sufficient detail as needed and in all material aspects in accordance with the Annual Operating Business Plan delivered pursuant to clause (o) of Article 4 and on a consistent basis.

               (b) No later than August 14 of each fiscal year of the Company, a report, certified as true and correct by the chief or principal financial or accounting officer of the Company, that shows in reasonable detail, variances, if any, between the actual operating performance of the Company and what was estimated for the first six months of such fiscal year in the Annual Operating Business Plan for such fiscal year and explains in reasonable detail in form satisfactory to the Required Secured Creditors the reasons for the discrepancies between them, if any.

               (c) (i) As soon as practicable, but in any event not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, copies of the internally prepared unaudited consolidated balance sheet of the Company, as at the end of such quarter, and the related consolidated statement of income and statement of cash flow for the portion of the Company's fiscal year then elapsed, all in reasonable detail and each setting forth in comparative form

                    (A) the figures for the prior year's corresponding fiscal quarter and

                    (B) any variances from the Annual Operating Business Plan,

prepared in all material respects in accordance with GAAP, together with a certifica tion by the principal financial or accounting officer of the Company that the informa tion contained in such financial statements fairly presents the financial position of the Company on the date thereof (subject to year-end adjustments).

               (ii) As soon as practicable, but in any event not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of Grand Parent, copies of the internally prepared unaudited consolidated balance sheet of Grand Parent, as at the end of such quarter, and the related consolidated statement of income and statement of cash flow for the portion of Grand Parent's fiscal year then elapsed, all in reasonable detail, prepared in all mate rial respects in accordance with GAAP, together with a certification by the principal financial or accounting officer of Grand Parent that the information contained in such financial statements fairly presents the financial position of Grand Parent on the date thereof (subject to normal year-end adjustments).

               (d) (i) As soon as practicable, but in any event no later than 90 days after the end of each fiscal year (commencing with the fiscal year ended December 31, 1997) of the Company, the audited consolidated balance sheet of the Company as at the end of such year, and the related audited consolidated statement of income and audited consolidated statement of cash flow for such year prepared in accordance with GAAP, and a separate variance analysis setting forth in comparative form the figures for the previ ous fiscal year and any variances from the applicable period of the Annual Operating Business Plan in reasonable detail. Such balance sheet, statement of income and statement of cash flow shall contain a certified audit report of a nationally recognized independent certified public accounting firm satisfactory to the Holders, such satisfaction being acknowledged by the execution of this Agreement, which report shall contain an unqualified opinion of such accounting firm. The annual financial statements shall also be accompanied by a management letter of the Company's accountants (only to the extent otherwise obtained by the Company).

               (ii) As soon as practicable, but in any event no later than 90 days after the end of each fiscal year (commencing with the fiscal year ended December 31, 1997) of Grand Parent, the audited consolidated balance sheet of Grand Parent as at the end of such year, and the related audited consolidated statement of income and audited consolidated statement of cash flow for such year pre pared in accordance with GAAP. Such balance sheet shall contain a certified audit report of a nationally recognized independent certified public accounting firm satisfactory to the Holders, such satisfaction being acknowledged by the execution of this Agreement, which report shall contain an unqualified opinion of such accounting firm. The annual financial statements shall also be accompanied by a manage ment letter of Grand Parent's accountants (only to the extent otherwise obtained by Grand Parent).

               (e) Simultaneously with the delivery of the financial statements referred to in subsections (c) and (d) above, a statement certified by the principal financial or accounting officer of Grand Parent or the Com pany, as the case may be, substantially in the form of Exhibit D to the Loan Agreement setting forth in reasonable detail computations evidencing compli ance with the covenants contained in Section 10.19, in each case with respect to the fiscal quarter relating to the financial statements then being delivered.

               (f) Within 45 days after the end of each fiscal quarter of the Company, a report on

                    (i)   the number of cell sites constructed,

                    (ii)  the total number of Subscribers,

                    (iii) the average net revenue per subscriber,

               (iv) payments to Parent, Grand Parent and other Affiliates of Grand Parent, whether under the Expense Alloca tion Agreement or otherwise and

               (v) equity contributions to and Indebtedness incurred by the Company or any of its Subsidiaries, and the Persons providing the same,

during such fiscal quarter, together with a report showing variances from the esti mates previously provided to each Holder in the Annual Operating Business Plan, along with an explanation of discrepancies between the actual numbers and the estimated numbers.

               (g) Within three Business Days after the filing or mailing thereof, copies of all

               (i) material filed with the Securities and Exchange Commission by any Omnipoint Note Party;

               (ii) information sent to the stockholders of any Omnipoint Note Party or lenders to any Omnipoint Note Party (exclusive of proprietary information); or

               (iii) information and reports directly and materially related to the Company or the New York PCS Network that Parent or Grand Parent would be required to file with the Securities and Exchange Commission pursuant to the Exchange Act, if Parent or Grand Parent were public companies subject to the reporting require ments of such Act; provided that, if the
                                                  --------
     information or reports covered by this clause (iii) contain proprietary information, the Company shall not be obligated to provide the proprietary information hereunder unless the Person that is the source of the information or reports is required to file periodic reports with the Securities and Exchange Commission pursuant to the Exchange Act and such Person would be required to report such information as part of such filings.

               (h) Within three Business Days after any director or officer of any Omnipoint Note Party shall have knowledge of the occurrence and continuance thereof, written notice of the occurrence and continuance of a Default, together with a statement of what action Grand Parent, the Company or such Omnipoint Note Party is taking or proposes to take with respect thereto. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting a Default) under this Agree ment or any other note, evidence of indebtedness, indenture or other obliga tion to which or with respect to which any Omnipoint Note Party is a party or obligor, whether as principal, guarantor, surety or otherwise, which could result in the party to whom such indebtedness is owed having the right under the documents governing such indebtedness to accelerate such indebtedness, and such acceleration would have a Material Adverse Effect, Grand Parent or the Company shall, or shall cause such other Omnipoint Note Party to, forthwith give written notice thereof to the Holders, describing the notice or action and the nature of the claimed default.

               (i) As soon as possible, and in any event within 10 Business Days

                       (i) after making any such report, written notice of any violation of any Environmental Law that any Omnipoint Note Party reports in writing or is reportable by any Omnipoint Note Party in writing (or for which any written report supplemental to any oral report is made) to any Federal, state or local environmental agency and

               (ii) after any Omnipoint Note Party shall become aware thereof, written notice of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environ mental liability, or any Federal, state or local environmental agency or board, that, has the potential to (x) materially affect the assets, liabilities, financial condition or operations of any Omnipoint Note Party or the Liens and security interests for the benefit of the Holders granted pursuant to the Collateral Documents or (y) result in a Material Adverse Effect.

               (j) As soon as possible, and in any event within 10 days after the Grand Parent, Company or any ERISA Affiliate knows or has reason to know or believes that any ERISA Affiliate knows or has reason to know or believes that any ERISA Event has occurred, a statement of the chief finan cial officer of Grand Parent or such ERISA Affiliate describing such ERISA Event, together with any correspondence with, or filings made with, the PBGC or Department of Labor, and the action, if any, which Grand Parent, Company or such ERISA Affiliate proposes to take with respect thereto.

               (k)  Promptly after

               (i) filing the same with the Department of Labor or Internal Revenue Service, (A) a copy of its initial actuarial statement required to be submitted under (S) 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan, and
     (B) a notice of all subsequent filings (with copies to be provided upon request of any Holder),

               (ii) receipt or dispatch thereof, a copy of any notice, report or demand sent or received in respect of a Guaran teed Pension Plan under
     (S)(S) 302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in
     respect of a Multiemployer Plan, under (S)(S) 4041A, 4202, 4219, 4242, or 4245 of ERISA, and

               (iii) becoming aware of the occurrence thereof, notice of (A) any transaction that could result in the imposi tion of a penalty under (S) 502(i) of ERISA or an excise tax under (S) 4975 against Company, Grand Parent or an ERISA Affiliate; (B) any partial or complete withdrawal from a Multiemployer Plan by any of Company, Grand Parent or an ERISA Affiliate;
     (C) a failure by any of Company, Grand Parent or an ERISA Affiliate to make a payment to a Plan required to avoid imposition of a lien under (S) 302
     (f) of ERISA; (D) the adoption of an amendment to a Guaranteed Pension Plan requiring the provision of security under (S) 307 of ERISA; or (E) any change in the actuarial assumptions or funding methods used for any Guaranteed Pension Plan, where the effect of such change is to materially increase the unfunded benefit liability or materially reduce the obligation to make periodic contributions.

               (l) Within three Business Days after becoming aware of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Holders' rights with respect to the Collateral, are subject, written notice thereof.

               (m) Within 10 days after becoming aware of

               (i) any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting any Omnipoint Entity or to which any Omnipoint Note Party is or be comes a party that could reasonably be expected to have a Material Adverse Effect, written notice thereof (which notice shall include a statement as to the nature and status of the proceedings), or

               (ii) any judgment not covered by insurance, final or otherwise, against any Omnipoint Note Party in an amount in excess of $1,000,000, written notice thereof.

               (n) Within [*] days after the end of each fiscal year of Grand Parent, beginning with its fiscal year ended [*], a report that includes calculations showing in reasonable detail Grand Parent's Excess Cash Flow for such fiscal year, if any, certified as correct by Grand Parent's chief or principal accounting or financial officer.

               (o) Within three Business Days after its receipt or dispatch thereof, copies of all material notices and correspondence received from or sent to the FCC relating to the New York PCS Network License.

               (p) Not later than 30 days prior to the occurrence thereof, written notice to the Holders of a change in (i) the business of any Omnipoint Entity, (ii) the location of the Collateral (subject to the provisions of the relevant Collateral Document), or (iii) the location where any Omnipoint Note Party's books and records are kept.

               (q) As may be reasonably requested by the Holders (but in no event more frequently than once per year) an update of the Full-Term Operating Plan, including projections of the Company's performance through the Maturity Date.


  ---------------------------------------------------------------------------
* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC

               (r) Promptly upon request of any Holder, the Company shall provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information (including, but not limited to, copies of all Note Documents, as amended and of the most recent financial statements delivered to the Holders pursuant to Section 7.1) as is necessary in order to permit compliance with the information requirements of Rule 144A(d)(4) under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. For purposes of this paragraph, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

               (s) Such other information concerning its or any other Omnipoint Note Party's business, operations or financial condition as shall be reasonably requested by any Holder.

               (t) Notwithstanding the delivery requirements of the Company and the Grand Parent pursuant to this Section 7.1, any Holder may notify the Company and the Grand Parent that such Purchaser elects not to receive any or all material non-public documentation of the Omnipoint Entities referred to in this Section 7.1 without affecting the Company's compliance with this clause (f).

          Section 7.2    Inspection of Properties and Books.
                         ----------------------------------

               (a) Grand Parent and the Company shall, and shall cause each other Omnipoint Note Party to, permit the Holders and their other designated representatives to visit and inspect any of the Properties of the Omnipoint Note Parties, to examine the books of account of the Omnipoint Note Parties (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Omnipoint Note Parties with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as any Holder may reasonably request.

               (b) Grand Parent and the Company authorize each Holder to communicate directly with Grand Parent's and the Company's independent certified public accountants and authorizes such accountants to disclose to the Holders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of Grand Parent and the Company. At the reasonable request of the Required Secured Credi tors, Grand Parent or the Company shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 7.2(b).

 8.  PREPAYMENT OF THE NOTES.

          Section 8.1    Term/Amortization.  The Company shall repay the
                         -----------------
outstanding principal amount of the Notes on the Initial Payment Date and each Payment Date thereafter until (and including) the Maturity Date, in an amount equal to the Installment Amount for each such date.

          Section 8.2    Required Prepayments.
                         --------------------

               (a) The Company shall prepay the outstanding Notes (and Loans in accordance with Section 3.2 of the Loan Agreement) in an amount equal to [*] of the amount of the Net Cash Proceeds of a Permitted Asset Sale (other than a sale described in clauses (i) and (ii) of the definition of "Permitted Asset Sales") in excess of [*] from all such sales in the aggregate to the extent such excess Net Cash Proceeds have not been rein vested or otherwise applied in accordance with clause (iii) or (iv), as applicable, of the definition of "Permitted Asset Sales."

               (b) No later than [*] days after the end of any fiscal year commencing on or after [*] during which Grand Parent shall have any Excess Cash Flow, the Company shall prepay the outstanding Notes (and Loans in accordance with Section 3.2 of the Loan Agreement) in an amount equal to [*] of such Excess Cash Flow.

               (c) All prepayments of the Notes required by Section 8.2(a) and
     (b) shall be applied against the Installment Amounts on a pro rata basis among (i) all such Installment Amounts and (ii) Tranche A Amounts and Tranche B Amounts.

          Section 8.3    Optional Prepayments.  (a)  Subject to Section 8.3(b),
                         --------------------
upon provision of written notice to the Holders and the Lenders (in accordance with Section 3.3 of the Loan Agreement), the Company shall have the right to prepay the Notes and Loans in whole or in part from time to time in an aggregate


  ---------------------------------------------------------------------------
* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC principal amount of [*] or any integral multiple of [*] in excess thereof, in accordance with Section 8.4.

               (b) Any prepayment by the Company pursuant to Section 8.3(a) shall be subject to a prepayment premium to be paid to the Holders determined in accordance with the table set forth below (a "Prepayment Premium") and payable at the time of such prepayment, which Prepayment Premium shall not reduce the principal amount owed by the Company.

Date of Prepayment                             Amount of Premium (percentage
                                          amount multiplied by principal amount
From and     To and                                   to be repaid)
Including    Including
--------------------------------------------------------------------------------
The Closing Date to the [*] month                                           [*]
 anniversary thereof
--------------------------------------------------------------------------------
The day after the [*] month anniversary                                     [*]
 of the Closing Date to the [*] month
 anniversary thereof
--------------------------------------------------------------------------------
The day after the [*] month anniversary                                     [*]
 of the Closing Date to the [*] month
 anniversary thereof
--------------------------------------------------------------------------------
The day after the [*] month anniversary                                     [*]
 of the Closing Date to the [*] month
 anniversary thereof
--------------------------------------------------------------------------------
The day after the [*] month anniversary                                     [*]
 of the Closing Date to the [*] month
 anniversary thereof
--------------------------------------------------------------------------------
At any time after the [*] month                                             [*]
 anniversary of the Closing Date
--------------------------------------------------------------------------------


        Section 8.4    Allocation of Partial Prepayments.
                       ----------------------------------

          In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the


  ---------------------------------------------------------------------------
* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

          Section 8.5    Maturity; Surrender, etc.
                         -------------------------

          In the case of each prepayment of Notes pursuant to this Article 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Prepayment Premium, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Prepayment Pre mium, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

          Section 8.6    Certain Matters Relating to Repayments and Prepayments.
                         -------------------------------------------------------

          (a) All prepayments and repayments pursuant to this Article 8 shall be accompanied by such additional amounts as are sufficient to pay accrued and unpaid interest on the principal amount of the Notes then being prepaid or repaid.

          (b) All prepayments and repayments of outstanding Loans and Notes shall be paid to the Lenders and Holders, respectively, on a pro rata basis according to the sum of (i) aggregate outstanding principal amount of Loans and Commitments owed to the Lenders (ratably among all Installment Amounts) and (ii) amounts owing under the Notes to the Holders ratably according to the aggregate outstanding principal amount of Notes owed to such Holders.


 9.  AFFIRMATIVE COVENANTS.

     Each of Grand Parent and the Company covenants and agrees that, so long as any Note is outstanding or any of the Obligations remain unsatisfied:

          Section 9.1    Maintenance of Office.  Each Omnipoint Note Party's
                         ---------------------
chief executive office shall be located at its address for notices specified in
Section 18, except that any Omnipoint Note Party may change its chief executive office on not less than 30-days' advance written notice to the Holders and the Paying Agent and after taking all such action as may be necessary or appropriate or requested by the Required Secured Creditors to continue the perfection of the Holder's security interest in the Collateral.

          Section 9.2    Records and Accounts.  Grand Parent and the Com pany
                         --------------------
shall, and shall cause the other Omnipoint Note Party to:

               (a) keep true and accurate records and books of account in which full, true and correct entries shall be made in accordance with GAAP, and

               (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortiza tion of its Properties, contingencies and other reserves.

          Section 9.3    Corporate Existence; Maintenance of Licenses.
                         --------------------------------------------

               (a) Grand Parent and the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and shall cause the other Omnipoint Note Parties to do or cause to be done all things necessary to preserve and keep in full force and effect their existence. Grand Parent and/or the Company shall maintain or cause to be maintained in full force and effect,

               (b) with respect to the construction, installation and development of facilities for the New York PCS Network, the FCC Licenses for the New York PCS Network and all material Necessary Authorizations appropriate to the level of development theretofore achieved and sufficient to avoid noncompliance with the then applicable minimum build-out require ments under the FCC Licenses for the New York PCS Network, and

               (c) with respect to the operation of those portions of the New York PCS Network the development of which has theretofore been completed, all material Licenses, copyrights, patents, franchises, Necessary

     Authorizations and other rights as are necessary and sufficient to operate such completed portions.

Grand Parent and the Company will, and will cause the other Omnipoint Entities to, at all times perform and observe all covenants and conditions on its part to be performed and observed under FCC rules and regulations or with respect to the FCC License for the New York PCS Network and not cause or permit to exist any grounds for the FCC to revoke or suspend or not to renew such License.

          Section 9.4    Maintenance of Properties.  Grand Parent and the
                         -------------------------
Company shall, and shall cause the other Omnipoint Note Parties to, do or cause to be done all things necessary to preserve and keep in full force and effect its fran chises, employment contracts and permits. Each of Grand Parent and the Company shall, and shall cause the other Omnipoint Note Parties to

               (a) cause all of its Properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment;

               (b) cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of Grand Parent or the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times;

               (c) continue to engage primarily in the businesses now conducted by it and in related businesses; and

               (d) continue in full force and effect all authorizations and approvals required to conduct its business as appropriate to the then level of construction, development and operation of the New York PCS Network;

provided that, each Omnipoint Note Party shall not be required to do any of the foregoing set forth in clauses (a) or (b) if any such requirement is no longer desirable or necessary in the conduct of such Omnipoint Note Party's business and no Material Adverse Effect could reasonably be expected to occur as a result thereof.

          Section 9.5    Insurance.  Grand Parent and the Company shall, and
                         ---------
shall cause each other Omnipoint Note Party, to the extent such Omnipoint Note Party owns applicable Properties, to, obtain and maintain insurance with respect to its Properties and business with insurers that hold an A.M. Best rating of "A" or better. The insurance coverage shall

               (a) be at least in such amounts and against at least such risks as are customarily insured against by companies engaged in the same or a similar business, which insurance shall in any event not provide for materi ally less coverage than the insurance in effect on the Closing Date;

               (b) with respect to all liability insurance (other than with respect to the Property of Grand Parent), name the Collateral Agent for the benefit of the Secured Creditors as an additional insured;

               (c) with respect to casualty insurance (other than with respect to Grand Parent), name the Collateral Agent as loss payee for the benefit of the Secured Creditors as its interest may appear; and

               (d) provide that the insurer will give the Holders at least 30-days' prior written notice of the cancellation or any material change in the coverage, aggregate limits or any other provision of such insurance.

The Company shall deliver to the Holders, no later than March 31 in each calendar year and otherwise promptly on request by the Required Holders, certificate(s) of insurance confirming compliance with the requirements of this
Section 9.5 and setting forth any deductibles applicable to any insurance coverage.

          Section 9.6    Taxes.  Grand Parent and the Company shall, and shall
                         -----
cause each other Omnipoint Entity to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it (including all amounts due and owing to the FCC under the FCC Licenses for the New York PCS Network) and its Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its Property; provided that any such tax, assessment, charge, levy or claim need not
          --------
be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the relevant Omnipoint Entity has set aside on its books adequate reserves with respect thereto; and provided further that each Omnipoint Entity
                                   -------- -------
will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

          Section 9.7    Compliance with Laws, Contracts, License, and Permits.
                         -----------------------------------------------------
Each of Grand Parent and the Company shall, and shall cause each other Omnipoint Note Party to, comply in all material respects with

               (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, all Environmental Permits, ERISA, the IRC, the Communications Act, and all FCC rules and regulations;

               (b) the provisions of its charter documents and by-laws;

               (c) all Material Contracts to which it is a party and by which it or any of its Properties may be bound;

               (d) all obligations with respect to any Employee Benefit Plan or Multiemployer Plan; and

               (e) all applicable decrees, orders and judgments.

If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any Omnipoint Note Party may fulfill any of the Obligations hereunder or under any of the other Note Documents to which such Omnipoint Note Party is a party, Grand Parent and the Company shall, and cause each other Omnipoint Note Party to, immediately take or cause to be taken all reasonable steps within the power of Grand Parent, the Company or such other Omnipoint Note Party to obtain such authoriza tion, consent, approval, permit or license and furnish the Holders evidence thereof.

          Section 9.8    Further Assurances.
                         ------------------

          (a) Grand Parent and the Company shall, and shall cause each other Omnipoint Note Party to, cooperate with the Holders and shall execute and pay for the filing of all such further instruments and documents, including UCC financing statements and other security documents, as the Required Secured Creditors shall reasonably deem appropriate in order to effectuate the grant of the Liens and security interests to the Collateral Agent for the benefit of the Secured Creditors contemplated by the Note Documents and to carry out to their satisfaction the transactions contemplated by the Note Documents.

          (b) If the Holders shall so request, Grand Parent and the Company shall, and shall cause each other Omnipoint Note Party to, cooperate with the Holders and shall execute, and pay all costs and expenses in connection with, the establishment, execution and delivery of an indenture and related
     documentation, as the Holders shall deem appropriate.   The Company shall
     elect a trustee in connection with any such indenture as may be reasonably acceptable to the Required Secured Creditors.

          (c) Promptly after the Closing Date, the Company and the Grand Parent shall have filed with the Securities and Exchange Commission this Agreement and the Loan Agreement as Form 8-K exhibits.

          Section 9.9    Authorization from Landlord/Mortgagee, Etc.  The
                         ------------------------------------------
Company shall request that any landlord, mortgagee and easement grantor of the Company agree to give the Collateral Agent, on a best-efforts basis, notice of any default by the Company under the terms or conditions of any agreement between the Company and any landlord, mortgagee of any such landlord or easement grantor, and allow the Collateral Agent or any Holder to inspect or remove any Property of the Company after the occurrence and continuance of an Event of Default.

          Section 9.10   Attornment and Recognition Agreements.  The Company
                         -------------------------------------
shall obtain all attornment and recognition agreements from any landlord or landlord's mortgagee of Real Estate leased or owned by the Company upon which any Collateral (with a fair value in excess of [*]) is stored or located, in form and substance reasonably satisfactory to the Required Secured Creditors. The Company shall use its best efforts to obtain all attornment and recognition agree ments from any landlord or landlord's mortgagee of Real Estate leased or owned by the Company upon which all other Collateral not covered by the immediately preceding sentence is stored or located, in form and substance reasonably satisfactory to Required Secured Creditors.


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                                       38

          Section 9.11   Allocation Agreement.  The Company shall comply with
                         --------------------
the terms of the Expense Allocation Agreement and not consent to any waiver, modification or amendment thereto.

          Section 9.12   Certified Copies of Insurance Policies.   Within 30
                         --------------------------------------
days after the Closing Date, the Company shall, to the extent not otherwise delivered on the Closing Date pursuant to clause (t) of Article 4, deliver to the Holders copies of all insurance policies that shall have been required to have been delivered to the Purchasers by the Closing Date pursuant to clause (i) of Article 4, certified by the applicable insurer(s).

          Section 9.13   Access Agreements.  Grand Parent and the Company shall
                         -----------------
comply with the provisions of the Access Agreements and shall ensure that the Access Agreements remain in full force and effect during the term of this Agreement.

          Section 9.14   License Subsidiary.  The Company agrees that it shall
                         ------------------
(i) within 30 Business Days after the Closing Date, file all appropriate applications and other regulatory filings necessary in order to transfer all of the FCC Licences held by the Company to the License Subsidiary, which License Subsidiary shall hold no other properties and assets other than such FCC Licenses for the New York PCS Network and engage in no other business other than holding such License and sublicensing such License to the Company pursuant to the Operating Agreement, and (ii) use reasonable best efforts to effectuate such transfer, by taking all reasonable actions as may be necessary, as promptly as practical after the Closing Date. Upon creation of such License Subsidiary as of the Closing Date, the License Subsidiary shall guaranty the Obligations of the Company pursuant to the Subsidiary Guaranty, the License Subsidiary shall enter into a security agreement substantially in the form of the Borrower Security Agreement (except for provisions thereof relating to lockbox accounts), and the Company shall grant a Lien on, and pledge of, all of the Capital Stock (or membership interests) of the License Subsidiary owned by the Company (representing 100% of the issued and outstanding Capital Stock or mem bership interests of the License Subsidiary) to the Collateral Agent for the benefit of the Secured Creditors, as security for the Obligations of the Company pursuant to the Borrower Pledge Agreement, and the Company shall, and shall cause such License Subsidiary to, provide authorizing resolutions, certified organizational documents and opinions of counsel in connection with the foregoing, in each case in form and substance reasonably satisfactory to the Required Holders.

          Section 9.15   Proceeds from  Notes.  (a)  The Company shall maintain
                         --------------------
the proceeds from the Notes either (i) at OIT or (ii) in the account created under the Borrower Securities Account Control Agreement, and in either case shall cause the Collateral Agent for the benefit of the Secured Creditors to have a first priority perfected security interest in such proceeds, until such time as such proceeds are used for the purposes specified in clause (b).

          (b) The proceeds of the Notes shall be available (and the Company shall use such proceeds)

               (i) with respect to the Tranche A Amounts (together with Tranche A Loans under the Loan Agreement) only, to repay in full the Existing Bank Debt on the Closing Date;

               (ii) subject to Section 7.5 hereof, to make direct or indirect (through another Subsidiary of Grand Parent) Distributions to Grand Parent, so long as such Distributions are immediately invested in the business of Grand Parent's Subsidiaries; and

               (iii) for general corporate purposes of the Borrower and the License Subsidiary;

provided that all proceeds not applied as specified under clauses (i), (ii) or
(iii) above shall, together with any remaining funded amounts under Tranche B Loans, be held until used for the purposes described in clauses (ii) and (iii) above, in a cash account of the Borrower pursuant to the Borrower Securities Account Control Agreement.


          Section 9.16   Book-Entry Form.  As of the Closing Date, the Notes
                         ---------------
shall be issued in the form of a single typewritten Note representing a Book-Entry Note, and the Holders shall not receive a Definitive Note representing the Holders' interest in such Note, except as provided in Section 9.18. Unless and until Definitive Notes have been issued to the Holders pursuant to Section 9.18:

               (a) the provisions of this Section 9.16 shall be in full force and effect;

               (b) the Company may deal with the Clearing Agency for all purposes (including the payment of principal of and interest on, or any other amounts with respect to, the Book Entry Note) as the authorized representative of such Holder;

               (c) to the extent that the provisions of this Section 9.16 conflict with any other provisions of this Agreement, the provisions of this Section 9.16 shall control;

               (d) the rights of the Holders of such Note shall be exer cised only through the Clearing Agency and shall be limited to those estab lished by law and agreements between such Holders and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the DTC Agreement, unless and until Definitive Notes are issued pursuant to Section 9.18, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal and interest on, or any other amounts with respect to, the Notes to such Clearing Agency Participants;

               (e) whenever this Agreement requires or permits actions to be taken based upon instruction or directions of the Required Holders, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Holders and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes has delivered such instructions to the Company.

          Section 9.17   Notices to Clearing Agency.  With respect to any Book-
                         --------------------------
Entry Note, whenever a notice or other communication to the Holders is required under this Agreement, unless and until Definitive Notes shall have been issued to Holders pursuant to Section 9.18, the Company shall give all such notices and communications specified herein to be given to the Holders to the Clearing Agency and the Paying Agent.

          Section 9.18   Definitive Notes.  With respect to any Book-Entry Note,
                         ----------------
if (i)(A) the Company advises the Holders in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the related DTC Agreement, and (B) the Company is unable to locate a qualified successor, or (ii) after the occurrence of an Event of Default, the Required Holders advise the Company and the Clearing Agency Participants in writing that the continuation of a book-entry system the Clearing Agency is no longer in the best interests of the Holders, then the Company shall notify all Holders and the Paying Agent, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to Holders requesting the same. Upon surrender to the Company of the single typewritten Note representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Company shall issue the Definitive Notes in accordance with the instructions of the Clearing Agency. Upon the issuance of Definitive Notes, the Company shall recognize the Holders of the Definitive Notes as Holders.

          Section 9.19   Registered Issue.  In the event Notes are not issued as
                         ----------------
Book-Entry Notes, and all of the Holders subsequently request that the Notes be converted to Book-Entry Notes, the Company hereby agrees to take all steps neces sary to so convert such Notes, including executing a Letter of Representation with the Clearing Agency and paying any and all costs and expenses associated with converting the Notes to Book-Entry Notes.

 10. NEGATIVE COVENANTS.

     Each of Grand Parent and the Company covenants and agrees that, so long as any Note is outstanding or any of the Obligations remain unsatisfied:

          Section 10.    Restrictions on Indebtedness.  Grand Parent and the
                         ----------------------------
Company shall not, and shall not permit any other Omnipoint Entity to, create, incur, assume, suffer to exist or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, other than:

               (i)    Indebtedness hereunder and under the other Note Documents;

               (ii) Indebtedness outstanding on the Closing Date and, with respect to the Omnipoint Loan Parties, set forth on Schedule 7.1 to the Loan Agreement (on a pro forma basis, after giving effect to the refinancing, retirement and payment of amounts outstanding under the Existing Loan Agreement);

               (iii)  Indebtedness permitted under Section 10.3;

               (iv) Additional Loans as permitted pursuant to Section 2.1(b) of the Loan Agreement;

               (v) Indebtedness of Grand Parent that is (i) unsecured or secured solely by the assets of any one or more Non-Party Subsidiaries,
     (ii) not guaranteed or supported by the Company or any Guarantor (other than limited recourse guaranties by OHI secured by Liens permitted pursuant to Section 10.2(x), (iii) on terms and conditions at least as favorable as then prevailing "market terms" and (iv) the proceeds of which are used in Grand Parent's and its Subsidiaries' telecommunications business.

               (vi) Provided that the Holders have received a certificate of the chief or principal accounting or financial officer of the Company to the effect that no Default is in existence or would result therefrom, Indebtedness of the Company (including vendor financing) secured on a pari passu basis with the Notes (pursuant to an intercreditor arrangement to be negotiated in good faith and with out unreasonable delay with the Secured Creditors, providing sharing of the proceeds of collateral on a pro rata basis similar to the Intercreditor Agreement, which arrangement shall be satisfactory to the Required Secured Creditors);

               (vii) So long as no Default is in existence or would result therefrom, (A) Indebtedness secured in accordance with Section 10.2(vi),
     (vii) and (viii), as applicable, incurred in the acquisition of Real Estate capital lease obligations and (B) other purchase money financing, in an aggregate amount (including any refinancing thereof pursuant to clause (x) below) not to exceed [*];

               (viii) Intercompany Indebtedness of the Guarantors on the terms and conditions set forth herein;

               (ix) Indebtedness of any Non-Party Subsidiary, so long as such Indebtedness is not secured by any of the Collateral, and neither the Company nor any Guarantor has any Contingent Obligations with respect to such Indebtedness;


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                                       43

          (x) Indebtedness providing for the refinance, refunding, renewal or replacement of Indebtedness incurred pursuant to clauses (v), (vi) and
     (vii) above (so long as such Indebtedness could have been incurred under such clauses (v), (vi) and (vii); provided that (i) any such Indebtedness does not exceed the amount so refinanced, refunded, renewed or replaced plus the amount of any premium, accrued interest, fees and other related expenses incurred in connection with the consummation of any such Indebtedness, (ii) the maturity date of such Indebtedness is no earlier than the maturity date of such original Indebtedness; (iii) no collateral is used to secure such Indebtedness other than the collateral pledged in connection with such original Indebtedness; and (iv) if such refinancing, refunding, renewal or replacement applies to the Company's FCC Indebtedness and is incurred by a lender other than the FCC, such refinancing, refunding, renewal or replacement and any Liens in connection therewith shall not be senior in any respect to the position of the Secured Creditors.

          (xi)   Indebtedness under the Loan Agreement; and

          (xii) Indebtedness in respect of performance, surety or appeal bonds provided in the ordinary course of business.

     For purposes of determining compliance with this Section 10.1, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, the Company, in its sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses.

          Section 10.2   Liens.  Grand Parent and the Company shall not, and
                         -----
shall not permit any other Omnipoint Entity to, create, incur, assume or suffer to exist, directly or indirectly, any Lien on any of its property now owned or hereafter acquired, other than the following (each a "Permitted Lien"):

               (i) Liens existing on the Closing Date and, with respect to the Omnipoint Loan Parties, set forth on Schedule 7.2 of the Loan Agreement;

               (ii) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP;

               (iii) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by Law (other than any Lien imposed by ERISA or pursuant to any Environmental Law) created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP;

               (iv) Easements, rights-of-way, zoning and similar restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Omnipoint Entity subject thereto and which do not detract materially from the value of the property to which they attach or impair materially the use thereof by the Omnipoint Entity subject thereto or materially ad versely affect the security interests of the Collateral Agent for the benefit of the Secured Creditors;

               (v) Liens granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Note Docu ments securing the Obligations and Liens securing Indebtedness permitted under Section 10.1(iv) and (vi);

               (vi) Purchase money security interests on any property acquired or held by any Omnipoint Note Party in the ordinary course of business, securing Indebtedness incurred or as sumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to such property concurrently with or within [*] days after the acquisition thereof or such longer period as may be permitted under the applicable Uniform Commercial Code, (ii) such Lien attaches solely to the property so acquired in such transaction and (iii) the principal amount of the debt secured thereby does not exceed the purchase price of the asset so financed;


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                                       45

               (vii) Liens created pursuant to Capitalized Leases permitted under this Agreement, provided that such Liens are only in respect of the
                           --------
     property or assets subject to, and secure only, the respective Capitalized Lease;

               (viii) Mortgage (or deed of trust) Liens to secure the payment of Indebtedness permitted to be incurred under Section 10.1(vii), provided that the amount secured by any such Lien shall not exceed the sum of the acquisition cost of the Real Estate acquired and the cost of any improvements constructed thereon.

               (ix) Liens on the Capital Stock of OTI and ODCI, and the Intellectual Property of Grand Parent used by OTI and not required for the operation of the business of any of the other Subsidiaries of Grand Parent, so long as Grand Parent and has exe cuted and complied with the Access Agreements;

               (x) Liens on the notes made payable by Non-Party Subsidiaries evidencing the Intercompany Indebtedness owed to OHI;

               (xi)   Liens on the assets of Non-Party Sub sidiaries;

               (xii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensa tion, unemployment insurance and other types of social security;

               (xiii) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, govern ment contracts, performance and return of money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money);

               (xiv) Liens (including extensions and renew als thereof) upon real or personal property; provided that such Liens are created solely for the purpose of securing Indebtedness incurred in accordance with Section 10.1(x) to refinance refund, renew or replace any such Indebtedness previously so secured; and provided further that such Liens were in existence prior to such refinancing;

               (xv) Liens arising from filing Uniform Commercial Code financing statements regarding leases permitted hereunder;

               (xvi) Liens arising from the rendering of a final judgment or order against any Omnipoint Entity that do not give rise to an Event of Default; and

               (xvii) Liens in connection with the Loan Agreement.

          Section 10.3   Contingent Obligations.  Grand Parent and the Company
                         ----------------------
shall not, and shall not permit any other Omnipoint Entity to, create, incur, assume, suffer to exist or become or be liable with respect to any Contingent Obliga tion, except:

               (i) Contingent Obligations for the benefit of the Secured Creditors under the Intercreditor Agreement pursuant to the Collateral Documents securing or supporting the Obligations, including Indebtedness permitted under Section 10.1(iv), (vi) and (xi);

               (ii) Contingent Obligations which are in existence on the Closing Date and, with respect to the Omnipoint Loan Parties, which are set forth on Schedule 7.3 to the Loan Agreement;

               (iii) Grand Parent may provide unsecured guarantees of Indebtedness of its Subsidiaries permitted hereunder;

               (iv) Contingent Obligations of the Omnipoint Entities constituting Indebtedness permitted under Section 10.1; and

               (v) Any commitments provided by Grand Parent in favor of any of its Subsidiaries to make any Investments in any such Subsidiaries permitted under Section 10.4.

          Section 10.4   Restrictions on Investments.  Grand Parent and the
                         ---------------------------
Company shall not, and shall not permit any other Omnipoint Entity to, make or permit to exist or to remain outstanding any Investment except:

               (a) Investments in Rate Hedging Agreements in a notional principal amount on any date not to exceed the aggregate principal amount of Indebtedness of the Company accruing interest at a floating rate, and only so long as the purpose of such Investments shall be to hedge such floating-rate interest and shall not be to speculate on interest rates;

               (b) Investments in commercial paper maturing in 90 days or less from the date of issuance which, at the time of acquisition thereof, is accorded a rating of A1 or better by Standard & Poor's Ratings Group or P1 or better by Moody's Investors Service, Inc. or an equivalent rating by another nationally recognized credit-rating agency of similar standing;

               (c)  Investments in

               (i) direct obligations of, or obligations guaranteed by, the United States of America or any agency that constitutes a full-faith and-credit obligation of the United States of America, in any case maturing in 12 months or less from the date of acquisition thereof, and

               (ii) repurchase agreements fully secured by underlying securities of the type described in clause (i) and issued by a bank or trust company meeting the requirements of Section 10.4(d);

               (d) Investments in certificates of deposit maturing within six months from the date of issuance thereof (i) issued by a bank or trust company organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $500,000,000 and whose long-term certificates of deposit are, at the time of acquisition thereof, rated AA or better by Standard & Poor's Ratings Group or AA or better by Moody's Investors Service, Inc., or (ii) issued by any Holder;

               (e) Investments in money-market funds (other than single-state funds) that make investments in accordance with the regulations of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended;

               (f) Loans or advances (other than loans and advances to officers, directors and employees to be used to exercise options with respect to the Grand Parent's stock) not to exceed [*] in the aggregate outstanding at any time in the usual and ordinary course of business to officers, directors and employees for expenses (including moving expenses related to a transfer) incidental to carrying on the business of the Omnipoint Entities;

               (g) Investments existing on the date hereof and listed on
     Schedule 7.4 to the Loan Agreement; and

               (h) Investments in the License Subsidiary by the Company consisting of (x) all FCC Licenses held by the Company, (y) a capital contribution in an aggregate amount not to exceed [*] (including any previous contribution in connection therewith) in connection with the organization thereof and (z) capital contributions to the License Subsidiary to the extent necessary to service scheduled principal and amortization of the Indebtedness owed to the FCC;

               (i) Provided that no Default is in existence (except with regard to Post Default Investments) or would result therefrom, Investments by Grand Parent and any of its directly or indirectly owned Subsidiaries; pro vided that Investments in indirectly owned Subsidiaries shall be made by way of a direct Investment in either OHI or Parent, which in turn may make corresponding Investments in any of OHI's or Parent's respective Subsidiaries;

               (j) Investments by Grand Parent or the Company in OHI (and the corresponding Investment by OHI) which are earmarked for Investments by OHI in joint ventures with other Persons in an amount not to exceed
     [*] at any one time; provided that such amount shall be


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                                       49
     increased by an amount equal to [*] of the cumulative Net Cash Proceeds of any and all equity capital raised by Grand Parent from and after the Closing Date through and including any such date of determination, up to a limit of [*] less any previous Investments in joint ventures pursuant to this clause (j) which subsequently become Subsidiaries of Grand Parent and are in substan tially the same line of business as any one or more Omnipoint Entities; provided further that such [*] limit shall not apply at any time after which EBITDA for the previous 12 consecutive months exceeds [*];

               (k) Transfers of assets of a Non-Party Subsidiary to another Omnipoint Entity;

               (l) Loans or advances to Grand Parent by another Omnipoint Entity used for the purposes set forth in Section 10.5; and

               (m) Seller take-back financing with respect to any dispositions of assets of any Omnipoint Entity permitted pursuant to Section 10.6 hereof.

          Section 10.5   Distributions.  Grand Parent and the Company shall not,
                         -------------
and shall not permit any other Omnipoint Entity to, make any Distributions, except that, (a) any Non-Party Subsidiary may make Distributions to any Omnipoint Entity, and (b) provided that the Holders have received a certificate of the chief or principal accounting or financial officer of the Company to the effect that no Default under Section 10.19(e) or otherwise is in existence or would result therefrom, (x) OIT may make distributions to Grand Parent in respect of Investments by Grand Parent in OIT and (y) the Company and the Guarantors may make Distributions to Guarantors, and Guarantors may make corresponding Distributions to Grand Parent (or to OIT for immediate distribution to Grand Parent) to (i) repay or prepay principal in respect of Intercompany Indebtedness owing to Grand Parent or any other Omnipoint Note Party and to pay current interest as and when due in respect of such Indebtedness, (ii) pay interest on other Indebtedness of Grand Parent, (iii) make Investments in Subsidiaries of Grand Parent permitted hereunder or repay or prepay any Indebtedness of Grand Parent to any of its Subsidiaries, or (iii) prepay (whether optional or mandatory), repurchase, redeem or make scheduled payments of principal on, the Cap Re Notes.


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                                       50

          Section 10.6   Merger, Consolidation, Disposition of Assets, Etc.
                         -------------------------------------------------

               (a) Grand Parent and the Company shall not, and shall not permit any other Omnipoint Entity to, be a party to any merger or consolidation, unless (i) the surviving entity is a United States corporation controlled directly or indirectly by Grand Parent, (ii) no Default is in existence or would arise immediately after giving effect to such merger or consolidation, (iii) with respect to any merger or consolidation of any Omnipoint Note Party, the surviving entity executes and delivers an assignment and assumption agreement satisfactory to the Required Secured Creditors and (iv) immediately after giving effect to such transaction, on a pro forma basis, the consolidated net worth of the Person formed by or surviving any such consolidation or merger, or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made, will be at least equal to the consolidated net worth of the Omnipoint Entity prior to such transaction; provided that any Omnipoint Entity (other than an Omnipoint Note Party) may consolidate with, merge into, sell, convey, transfer, lease or otherwise dispose of all or part of its Property to another Omnipoint Entity (other than an Omnipoint Note Party).

               (b) Grand Parent and the Company shall not, and shall not permit any other Omnipoint Entity to, become a party to or agree to or effect any disposition of assets, other than (i) Permitted Asset Sales, (ii) dispositions as permitted in accordance with Section 10.16 hereof, (iii) Permitted C-Block FCC License Transfers and (iv) permitted Investments in accordance with Section 10.4(k) hereof; provided that nothing contained herein shall prohibit the issuance and sale of the Capital Stock of Grand Parent, OHI or any Non Party Subsidiary.

          Section 10.7   Sale and Leaseback.  Grand Parent and the Company shall
                         ------------------
not, and shall not permit any other Omnipoint Entity to, enter into any arrange ment, directly or indirectly, whereby such Omnipoint Entity shall sell or transfer any Property owned by it in order then or thereafter to lease such Property or lease other property that it intends to use for substantially the same purpose as the Property being sold or transferred.

          Section 10.8   Compliance with Environmental Laws.  Except as set
                         ----------------------------------
forth in the Current Phase I Audit and the Action Letter, Grand Parent and the Company shall not, and shall not permit any other Omnipoint Entity to,

               (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Materials of Environmental Concern, except in compliance with applicable Environmental Laws;

               (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Materials of Environmental Concern, except in compliance with applicable Environmental Laws;

               (c) generate any Materials of Environmental Concern on any of the Real Estate, except in compliance with applicable Environmental Laws;

               (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e., releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Materials of Environmental Concern on, upon or into the Real Estate except in compliance with applicable Environmental Laws; or

               (e) otherwise conduct any activity at any Real Estate, except in compliance with applicable Environmental Laws, or use any Real Estate in any manner that would violate any applicable Environmental Law or bring such Real Estate in violation of any Environmental Law.

          Section 10.9   Employee Benefit Plans.  Neither Grand Parent, Company
                         ----------------------
nor any ERISA Affiliate shall

               (a) engage in any "prohibited transaction" within the meaning of
     (S) 406 of ERISA or (S) 4975 of the IRC which could result in a material liability for the Company;

               (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in (S) 302 of ERISA, whether or not such deficiency is or may be waived;

               (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Company pursuant to (S) 302(f) or (S) 4068 of ERISA;

               (d) permit or take any action which would result in the aggregate benefit liabilities (within the meaning of (S) 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities;

               (e) fail to make when due any required contributions to a Multiemployer Plan;

               (f) withdraw (completely or partially) from any Multiemployer Plan where such withdrawal is likely to result in a material liability of Grand Parent or an ERISA Affiliate;

               (g) terminate or institute proceedings to terminate, any Guaranteed Pension Plan, where such termination is likely to result in a material liability of Grand Parent or an ERISA Affiliate;

               (h) make any amendment to any Guaranteed Pension Plan with respect to which security is required under (S) 307 of ERISA; or

               (i) fail to give any and all notices and make all disclosures and governmental filings required under ERISA or the IRC where such failure is likely to result in material liability to Grand Parent or an ERISA Affiliate.

          Section 10.10  Transactions with Affiliates.  Grand Parent and the
                         ----------------------------
Company shall not, and shall not permit any other Omnipoint Entity to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate, other than those (i) in existence on the date hereof and with respect to the Omnipoint Note Parties set forth on Schedule 7.10 to the Loan Agreement or (ii) on terms and conditions substantially as favorable to such Omnipoint Entity as would be obtainable at the time in a comparable arm's-length transaction with a Person other than an Affiliate (provided that agreements substan tially similar to those listed on Schedule 7.10 to the Loan Agreement shall be deemed permitted pursuant to this
Section 10.10) or (iii) on the terms and conditions substan tially as set forth in forms attached to the Loan

Agreement as the Cash Management Agreement, the Operating Agreement and the Services Agreement (provided that with regard to the Services Agreement, the amount of compensation shall be subject to the review and approval of the Required Holders in accordance with clause (i) above, which approval shall not be unreasonably withheld, delayed or conditioned) or (iv) the payment of reasonable and customary fees to directors of an Omnipoint Entity who are not employees of such Omnipoint Entity and any employment agreement entered into by such Omnipoint Entity in the ordinary course of business.

          Section 10.11  Change in Nature of Business.
                         ----------------------------

               (a) Grand Parent and the Company shall not, and shall not permit any other Omnipoint Entity to, make any fundamental change in its business as carried on and as proposed to be carried on at the date hereof

               (b) Grand Parent and the Company shall not, and shall not permit OHI or Parent to, conduct any business other than holding the Capital Stock of its Subsidiaries now or hereafter existing and the other activities currently conducted by it and associated with its status as a holding company and, with respect to OHI, making loans and Investment in and to its Subsidiaries.

               (c) Grand Parent and the Company shall not permit OII or OIT to conduct any business other than cash management and related activities.

               (d) Grand Parent and the Company shall not permit the License Subsidiary to conduct any business other than the holding of the FCC Licenses for the New York PCS Network and the licensing thereof to the Company.

          Section 10.12  Charter Amendments.  Grand Parent and the Company shall
                         ------------------
not, and shall not permit any other Omnipoint Entity to, amend its certificate of incorporation or bylaws in any manner adverse to the Lenders except as may be necessary to comply with applicable law. Grand Parent and the Company shall not, and shall not permit any other Omnipoint Entity to, amend its limited liability company agreement, operating agreement or other organizational documents in any manner adverse to the Holders except as may be necessary to comply with applicable law.

          Section 10.13  Accounting Changes.  Grand Parent and the Company shall
                         ------------------
not, and shall not permit any other Omnipoint Entity to, make or permit any change in accounting policies or reporting practices, except as required by GAAP, or any change in its fiscal year.

          Section 10.14  Prepayments, Etc., of Indebtedness.  Grand Parent and
                         ----------------------------------
the Company shall not, and shall not permit any other Omnipoint Note Party (other than Grand Parent) to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness owing by such Omnipoint Note Party (except that Grand Parent may prepay (whether optional or mandatory) any Indebtedness, owing by it or any of its Non-Party Subsidiaries, so long as (in the case of a voluntary prepayment) no payment default exists at the Company under this Agreement or the Loan Agreement), other than the prepayment of the Notes in accordance with the terms of this Agreement, the Intercreditor Agreement or as the Required Secured Creditors may otherwise agree; provided that the foregoing shall not apply to (i) Indebtedness owing to the FCC; (ii) prepayment of Intercompany Indebtedness to the extent the proceeds of Distributions may be used in compliance with Section 10.5 and prepayments of Intercompany Indebtedness existing as of the Closing Date; and (iii) notwithstanding anything contained in this Section 7.14, Grand Parent may refinance the Senior Notes provided that such refinancing (x) is unsecured and is not guaranteed or supported by the Company or any Guarantor, (y) does not have a maturity date prior to the maturity date of the Senior Notes or any mandatory amortization provisions more favorable to the lenders thereunder than those con tained in the Senior Notes and (z) is on terms no more restrictive in any material respect to Grand Parent or any Affiliate of Grand Parent than the terms of this Agreement are to Grand Parent or the applicable Affiliate.

          Section 10.15  Amendment, Etc., of Material Contracts.  Grand Parent
                         --------------------------------------
and the Company shall not, and shall not permit any other Omnipoint Entity to, cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract or give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract, agree in any manner to any other amendment, modification or change of any term or condition of any Material Contract, or take any other action in connection with any Material Contract that, in any such case, could, at the time thereof, reasonably be expected to have a Material Adverse Effect on any Omnipoint Note Party.

          Section 10.16  Asset Swaps.  Grand Parent and the Company shall not,
                         -----------
and shall not permit any other Omnipoint Entity to, enter into any agreement for or effect the exchange of its telecommunication assets for the telecommunication assets of another Person, unless (i) such Omnipoint Entity receives like telecommunication assets of a fair market value at least equal to the telecommunication assets it disposes of, as appraised by an independent third party appraiser acceptable to the Required Holders, and (ii) no Default is in existence or would result therefrom; provided that no such swap may be made of any material License of any Omnipoint Note Party.

          Section 10.17  Certain Restrictions.  Grand Parent and the Company
                         --------------------
shall not, and shall not permit any other (i) Omnipoint Note Party to, enter into any agreement (other than the Note Documents and the other agreements set forth on Schedule 7.17 to the Loan Agreement) which restricts the ability of such Omnipoint Note Party to enter into amendments, modifications or waivers of the Note Documents or (ii) any Non-Party Subsidiary to, enter into any agreement (other than the Note Documents and the other agreements set forth on Schedule
7.17 to the Loan Agreement) which contains (a) covenants exclusively with respect to the Company which are more restrictive than the Senior Notes or (b) any other provisions which prohibit or restrict the Company from making any payment or prepayment under this Agreement or the Loan Agreement.

          Section 10.18  No Additional Subsidiaries.  The Company shall not form
                         --------------------------
or acquire any new Subsidiaries, other than the License Subsidiary.

          Section 10.19  Financial Covenants.
                         -------------------

               (a) Minimum Subscribers.  The Company shall not have fewer
                   -------------------
     Subscribers as of each of the dates indicated below than the number indicated below opposite each such date:

        Date                                     Number of Subscribers
--------------------                             ---------------------
[*]                                              [*]


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                                       56

[*]                                              [*]


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                                       57

               (b) Minimum Revenues.  The Company shall not permit its Revenues
                   ----------------
     for each of the periods indicated below (tested as of the end of the relevant fiscal period) to be less than the amount indicated below opposite each such period:

                   Period                                          Revenues
                   ------                                        ------------
                    [*]                                               [*]


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                                       58

                   Period                                          Revenues
                   ------                                        ------------
                     [*]                                              [*]

               (c) Leverage Ratio.  (i) The Company shall not permit the ratio
                   ---------------
     of Total Covenant Indebtedness to Adjusted Annualized EBITDA to exceed at any time, during any of the periods indicated below, the ratio set forth below opposite such period:

                 Date                                         Ratio
                 ----                                         -----
                 [*]                                           [*]

(ii) The Company shall not permit the ratio of Total Covenant Indebtedness to EBITDA for the previous consecu tive twelve months to exceed at any time, during any of the periods indicated below, the ratio set forth below opposite such date:

                 Period                                         Ratio
                 ------                                         -----
                   [*]                                           [*]


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                                       59

                 Period                                         Ratio
                 ------                                         -----
                   [*]                                           [*]

               (d) Fixed Charge Ratio.  The Company shall not permit the ratio
                   ------------------
     of EBITDA for the previous consecutive twelve months to Fixed Charges at any time during any of the periods set forth below to be less than the ratio set forth below with respect to such period.

                 Period                                             Ratio
                 ------                                             -----
                   [*]                                               [*]

               (e) Total Covenant Indebtedness to Book Capitalization. [*]
                   --------------------------------------------------


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                                       60

 11. EVENTS OF DEFAULT.

          Section 11.    Events of Default and Acceleration.  Upon the occur
                         ----------------------------------
rence and during the continuance of any of the following events (each an "Event of Default"),

               (a) the Company shall fail to pay (i) any principal of the Notes when due or (ii) any fee payable pursuant to Section 15.1 or any interest on the Notes or any other sum hereunder or under any of the other Note Documents to which it is a party, in each such case, with respect to this clause (ii), within three days after the date on which the same shall become due and payable; or

               (b) Grand Parent or the Company shall fail to comply with any of the covenants contained in Section 7.1(h), 9.14 or Article 10; or

               (c) any Omnipoint Note Party shall fail to perform any term, covenant or agreement contained herein or in any of the other Note Documents (other than those specified elsewhere in this Section 11.1) and such failure shall continue for a period of 30 consecutive days after the earlier of (i) written notice thereof from the Required Secured Parties or
     (ii) actual knowledge thereof by such Omnipoint Note Party; or

               (d) any representation or warranty of any Omnipoint Entity under this Agreement or any of the other Note Documents or in any other document or instrument delivered pursuant to or in connection with this Agreement or any Note Document shall not be correct in any material respect upon the date when made or deemed to have been made or repeated; or

               (e) (i)  any Significant Entity shall

                    (A) make an assignment for the benefit of creditors, or

                    (B) generally not pay its debts as such debts become due or admit in writing its inability to generally pay or generally fail to pay its debts as they mature or become due, or

                    (C) petition or apply for the appoint ment of a trustee or other custodian, liquidator or receiver for itself or for any substantial part of its assets, or

                    (D) shall commence any case or other proceeding under any bankruptcy, reorganization, ar rangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction providing for the relief of debtors, now or hereafter in effect

               (ii) any petition or application described in (i)(C) or (D) above shall be filed or any such case or other proceeding shall be commenced against any Significant Entity and (x) any Signif icant Entity shall indicate its approval thereof, consent thereto or acquiescence therein, or
     (y) such petition, application or proceeding is not dismissed within 45 days thereof, or (z) any of the actions sought in such petition, application or proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or

               (iii) any Significant Entity shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

               (f) any Significant Entity shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Indebt edness that is outstanding in a principal amount of at least $10 million in the aggregate (but excluding Indebtedness outstanding hereunder and Indebted ness owed to the FCC), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness of any Significant Entity, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or otherwise to cause, or to permit the holder thereof to cause, such Indebtedness to mature; or any such Indebted ness of any Significant Entity shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, other than (i) the redemption or repurchase of not more than [*] of Senior Notes as permitted in the last sentence of the definition of "Change of Control" in and (ii) from the Net Cash Proceeds of asset sales, or equity or debt issuances, in each case prior to the stated maturity thereof; or

               (g) any final judgment or order for the payment of money in an amount of [*] or more (excluding any portion thereof that an insurance company of recognized standing and creditworthiness reasonably satisfactory to the Required Holders has agreed to pay) shall be rendered against one or more Significant Entities and shall not be paid, discharged or bonded and either

               (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or

               (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (h) any of the Note Documents shall be cancelled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Holders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Note Documents shall be commenced by or on behalf of any Omnipoint Entity, or any Guarantor shall assert that its respective guaranty of the Obligations of the Company is invalid, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Note Documents is illegal, invalid or unenforceable in any material respect in accordance with the terms thereof; or


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* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC

               (i) with respect to any Guaranteed Pension Plan: an ERISA Event shall have occurred and the Required Secured Creditors shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of Grand Parent or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount of $10,000,000 or more; or a trustee shall have been appointed by the United States District Court to administer such Guaranteed Pension Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan or appointed a trustee to administer or liquidate any plan; or

               (j) any Environmental Claim shall have been asserted against any Omnipoint Entity or any Environmental Affiliate thereof which, if determined adversely, could reasonably be expected to have a Material Adverse Effect, (ii) any release, emission, discharge or disposal of any Material of Environmental Concern shall have occurred, and such event could form the basis of an Environmental Claim against any Omnipoint Entity or any Environmental Affiliate thereof which, if determined adversely, could have a Material Adverse Effect, or (iii) any Omnipoint Entity or its Environmental Affiliate shall have failed to obtain any Environmental Permit necessary for the management, use, control, ownership, or operation of its business, property or assets or any such Environmental Permit shall be revoked, terminated, or otherwise cease to be in full force and effect, in each case, if the existence of such condition could have a Material Adverse Effect;

               (k) the FCC or any other Governmental Body shall cancel, revoke or suspend (i) any of the Company's Licenses for the New York PCS Network, or any License held by the License Subsidiary, or fail to renew any such License or (ii) any other License or group of Licenses held by Grand Parent or any of its Significant Subsidiaries (other than "C" Block Licenses) the loss of which could reasonably be expected to have a Material Adverse Effect on Grand Parent and its Significant Subsidiaries, taken as a whole; or

               (l) the FCC or any other Governmental Body shall commence any proceeding to cancel, revoke or suspend any of the Company's or the License Subsidiary's Licenses for the New York PCS Network which proceeding for the cancellation, revocation or suspension (i) could reasonably be expected to have a Material Adverse Effect and (ii) has not been stayed or enjoined by the Company or the License Subsidiary within five business days after the commencement of any such proceeding; or

               (m) the Company or the License Subsidiary shall fail to pay when due amounts owing the FCC unless (i) such failure to pay can reasonably be expected, in the sole reasonable judgment of the Required Secured Creditors, not to result in any cancellation, revocation or suspension of any of the Company's or the License Subsidiary's Licenses for the New York PCS Network or (ii) the Company or the License Subsidiary has obtained a stay or injunction against any action by the FCC to cancel, revoke or suspend such License notwithstanding such failure to pay; or

               (n) the Collateral Agent shall cease to have a valid and perfected first-priority Lien on any Collateral (subject only to Permitted Liens) securing the Obligations of the Company (or in the case of Collateral pledged by Parent, License Subsidiary, OHI or OIT, each such Person's respective guaranty of the Obligations of the Company) or the Company, Parent, License Subsidiary, OHI or OIT shall so assert; or

               (o)  a Change of Control shall occur.

 12. REMEDIES ON DEFAULT, ETC.

          Section 12.1   Acceleration.
                         ------------

               (a) If an Event of Default with respect to the Company described in paragraph (e) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

               (b) If any other Event of Default has occurred and is continuing, the Required Secured Creditors may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

               (c) If any Event of Default described in paragraph (a) or (b) of
     Section 11 has occurred and is continuing, any Holder at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

               (d) Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all
                                                                        -
     accrued and unpaid interest thereon and (y) the Prepayment Premium
                                              -
     determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Prepayment Premium by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

          Section 12.2   Other Remedies.
                         --------------

          If any Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, any Holder at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

          Section 12.3   Rescission.
                         ----------

          At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Secured Creditors, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes,
                     -
all principal of and Prepayment Premium, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Prepayment Premium, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the

Default Rate, (b) all Defaults, other than non-payment of amounts that have
               -
become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17.1, and (c) no judgment or decree has been entered
                                      -
for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Default or impair any right consequent thereon.

          Section 12.4   No Waivers or Election of Remedies, Expenses, etc.
                         --------------------------------------------------

          No course of dealing and no delay on the part of any Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15.1, the Company will pay to the Holder on demand such further amount as shall be sufficient to cover all costs and expenses of such Holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.    REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES; PAYING AGENT.

          Section 13.1   Registration of Notes.
                         ----------------------

          The Paying Agent shall keep at its principal executive office a register (the "Register") for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such Register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Paying Agent shall not be affected by any notice or knowledge to the contrary. The Paying Agent shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

          In the event that the Notes are in the form of Book-Entry Notes, a Book-Entry Note may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency, by a nominee of the Clearing Agency to the Clearing Agency or to another nominee of the Clearing Agency, or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency. A Book-Entry Note will be exchanged by the Company for Definitive Notes only in accordance with Section 9.18.

          Section 13.2   Transfer and Exchange of Notes.
                         ------------------------------

          Upon surrender of any Note at the principal executive office of the Paying Agent for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary
                                                      --------
to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000, provided
                                                                  --------
further that any Note issued on the Closing Date in a denomination of less than
-------
$1,000,000 may be transferred. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), or by acceptance of a beneficial interest therein, shall be deemed to have made the representations set forth in Article 6 and to have agreed to be bound by the provisions of the Intercreditor Agreement and the other Note Documents. Any transferor of a Note or a beneficial interest therein shall notify any prospective purchaser that such transferor may be relying on the exemption from Section 5 of the Securities Act provided by Rule 144A. The Paying Agent shall forward to the Company any Notes surrendered to it for transfer, exchange or payment.

          Section 13.3   Replacement of Notes.
                         --------------------

          Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

               (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is,
                                    --------
     or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

               (ii) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

          Section 13.4   Exchange of Notes for Loans. Each Holder shall have the
                         ---------------------------
right to exchange its Note for a Loan by following the procedures set forth in this Section. Such Holder (an "Exchanging Holder") shall provide the Company, the Paying Agent and the Administrative Agent not less than ten Business Days' written notice of its intention to exchange its Note and the date of such exchange (the "Exchange Date") and shall deliver therewith an executed Joinder Agreement. On or prior to the Exchange Date, the Company and the Administrative Agent shall each execute their respective counterparts to the Joinder Agreement for delivery to the respective parties thereto. On the Exchange Date, the Exchanging Holder shall surrender its Note at the principal executive office of the Company (or in the event the Notes shall be Book-Entry Notes, provide the Administrative Agent and the Company written evidence confirming delivery of same to an agent designated by the Company through the Clearing Agency), whereupon the Company shall provide notice of such exchange to the Administrative Agent and the Paying Agent (together with a certified copy of the cancelled Note if applicable). Upon such surrender, such Exchanging Holder shall cease to be deemed a

"Holder" under this Agreement and, pursuant to the Joinder Agreement, shall (i) be deemed to be a Lender under the Loan Agreement, (ii) have all the benefits and obligations of a Lender under the Loan Agreement and (iii) be deemed to have made a Loan to the Company (such Loan, an "Exchange Loan") in an aggregate principal amount equal to the unpaid Obligations of the surrendered Note to such Exchanging Holder. Each such Exchange Loan shall (i) accrue interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon at the rate provided for in the Loan Agreement and (ii) include a proportion of Tranche A Loans and Tranche B Loans equal to the proportion of Tranche A Amounts and Tranche B Amounts, respectively, of the surrendered Note. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes for Exchange Loans.

          Section 13.5   Paying Agent.
                         ------------

          The Company shall appoint and at all times maintain a Paying Agent for the Notes, which Paying Agent shall be reasonably acceptable to the Holders. The Company hereby initially appoints IBJ Schroder Bank & Trust Company ("IBJ") as Paying Agent, and IBJ hereby initially agrees so to act. IBJ (and its successors and assigns) shall maintain an office or agency where Notes may be presented for payment. The term "Paying Agent" includes any additional Paying Agent.

          The Company shall enter into an appropriate written agency agreement with any Person not a party to this Agreement, which agreement shall implement the provisions of this Agreement that relate to such Person. The Company shall promptly notify the Paying Agent in writing of the name and address of any such Person.

          The Company shall appoint The Depository Trust Company ("DTC") to act as depository with respect to the Book-Entry Notes.

          The Company initially appoints the Paying Agent to act as securities custodian with respect to the Book-Entry Notes.

          The record date for interest payments shall be the 15/th/ day of the month in which the payment is due.

              Section 13.6  Paying Agent to Hold Assets in Trust.
                            ------------------------------------

          The Company shall require each Paying Agent to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders all assets held by such Paying Agent for the payment of principal of, premium, if any, or interest on, the Notes (whether such assets have been distributed to it by the Company or any other obligor on the Notes), and shall notify the Holders in writing of any Default in making any such payment. The Company at any time may require the Paying Agent to distribute all assets held by it to the Holders and account for any assets disbursed and the Holders may at any time during the continuance of any payment Default, upon written request to the Paying Agent, require the Paying Agent to distribute all assets held by it to the Holders and to account for any assets distributed. Upon distribution to the Holders of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent shall have no further liability for such assets.

          Section 13.7   Determination of the Base Rate, LIBO Rate and the
                         -------------------------------------------------
Interest Rate.  (a)  Subject to clause (b), the Paying Agent shall, as soon as
-------------
practicable, but in no event later than 1:00 p.m., Eastern time, [*] Business Days before the effectiveness of each LIBO Rate, cause to be determined such LIBO Rate, the resulting Interest Rate based on such LIBO Rate, and notify each Holder and the Company thereof by facsimile or other method acceptable to the Paying Agent; provided that on the Closing Date the Paying Agent shall determine
              -------------
the LIBO Rate for the initial interest period, based on the rate in effect two Business Days before the Closing Date and inform the Company and each Holder of such LIBO Rate for such interest period on the Closing Date. Each determination of the LIBO Rate and the resulting Interest Rate shall be conclusive and binding on the Company and each Holder in the absence of manifest error. In calculating the Interest Rate, the Paying Agent may assume that the Applicable Margin is (i) with respect to Base Rate, [*] per annum or (ii) with respect to LIBO Rate, [*] per annum until otherwise notified in writing by the Company. In the event of any conflict between the instructions given to the Paying Agent by the Required Holders and the Company pursuant to Section 13.7, the Paying Agent shall be entitled to follow the instructions of the Company.

          (b) In the event that (i) the LIBOR Rate cannot be determined by the Paying Agent or (ii) the Paying Agent receives written notice that any Holder is unable lawfully for any reason whatsoever to hold its Note accruing interest at the LIBO Rate plus the Applicable Margin, the Paying Agent shall determine the


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                                       71

Interest Rate based on the sum of the Base Rate and the Applicable Margin and shall promptly notify each Holder and the Company thereof provided in the case of clause (ii), the foregoing shall only apply with respect to that portion of the Indebtedness outstanding under the Notes held by the affected Holder.

              Section 13.8 Nature of Duties.  The Paying Agent shall have no
                           ----------------
duties or responsibilities except those expressly set forth herein and in the Note Documents. Neither the Paying Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Note Documents or hereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Paying Agent shall be mechanical and administrative in nature; the Paying Agent shall not have by reason of the Note Documents a fiduciary relationship in respect of any Holder or any Omnipoint Entity; and nothing in the Note Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Paying Agent any obligations in respect of the Note Documents except as expressly set forth herein or therein.

          Section 13.9   Reliance. The Paying Agent shall be entitled to rely,
                         --------
and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining to the Note Documents and its duties thereunder and hereunder, upon advice of counsel selected by it.

              Section 13.10  Compensation and Indemnification.  (a)  The Company
                             --------------------------------
covenants and agrees from time to time to pay, and the Paying Agent shall be entitled to, compensation as agreed in writing between the Company and the Paying Agent and the Company covenants and agrees to pay or reimburse the Paying Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Agreement except to the extent any such expense, disbursement or advance may arise from the Paying Agent's own gross negligence or bad faith.

          (b) To the extent the Paying Agent is not reimbursed and indemnified by the Company in accordance with Section 15.1(c), the Holders will reimburse and indemnify the Paying Agent, in proportion to their respective principal amounts of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Paying Agent in performing its duties hereunder or under the Note Documents, or in any way relating to or arising out of the Note Documents except for those resulting solely from the Collateral Agent's own gross negligence or willful misconduct. The indemnities set forth in this
Section 13.10 shall survive the repayment of all Obligations.

          Section 13.11  Duties and Responsibilities of Paying Agent.  The
                         -------------------------------------------
Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Paying Agent.

              Section 13.12  Resignation by the Paying Agent.  The Paying Agent
                             -------------------------------
may resign from the performance of all its functions and duties hereunder and under the Note Documents at any time by giving 30 Business Days' prior written notice to the Company and the Holders. Such resignation shall take effect upon the appointment of a successor Paying Agent by the Company pursuant to Section
13.5. If the Paying Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to another corporation, the successor corporation without any further act shall become the Paying Agent hereunder. If a successor Paying Agent is not appointed within such 30 Business Days after the giving of such notice, the Paying Agent may apply to a court of competent jurisdiction for the appointment of a successor Paying Agent.

              Section 13.13  Certain Other Matters Relating to the Paying Agent.
                             --------------------------------------------------
The Paying Agent shall be required to make payments only out of immediately available funds supplied to it by the Company on a timely basis. The Paying Agent shall not have any liability for interest on any moneys received by it pursuant to this Agreement, and the Paying Agent shall not be obligated to invest any funds held by it. The Paying Agent shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Agreement or the Notes. The Paying Agent shall not be deemed to have notice or knowledge of any matter unless a Responsible officer assigned to and working in the Paying Agent's Corporate Trust Administration has actual knowledge thereof or unless written notice thereof is received by the Paying Agent, Attention: Corporate Trust Administration, and such notice references the Notes generally, the Company or this Agreement. As used herein the term "Responsible Officer" means any officer within the Corporate Trust Administration of the Paying Agent (or any successor group of the Paying Agent) or any other officer of the Paying Agent customarily performing functions similar to those performed by any of the above designated officers. The Paying Agent shall be entitled to consult with counsel satisfactory to it (including counsel to the Company) and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel. Notwithstanding Section 17.1, no amendment to this Agreement or the Notes affecting the rights or obligations of the Paying Agent shall be effective as to the Paying Agent without the written consent of the Paying Agent.


 14. PAYMENTS ON NOTES.

          Section 14.1   Deposit of Payment Amounts.
                         --------------------------

          On or prior to the date of payment hereunder or pursuant to Article 8, the Company shall deposit with the Paying Agent cash sufficient to pay the repayment price of, including accrued and unpaid interest on, all Notes to be repaid or prepaid on such date. The Paying Agent shall promptly return to the Company any cash so deposited which is not required for that purpose upon the written request of the Company. An installment of principal of or interest on the Notes shall be considered paid on the date it is due if the Paying Agent holds for the benefit of the Holders, on or before 11:00 a.m. New York City time on that date, cash deposited and designated for and sufficient to pay the installment.

          Section 14.2   Home Office Payment.
                         -------------------

          So long as any Purchaser or its nominee shall be the holder of any Note (other than a Book-Entry Note), and notwithstanding anything contained in
Section 14.1 or in such Note to the contrary, the Company will pay or cause the Paying Agent to pay all sums becoming due on such Note for principal, Prepayment Premium, if any, and interest by the method and at the address specified for such purpose below such Purchaser's name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the

Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note (other than a Book-Entry Note) held by any Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2. Notwithstanding the foregoing, the Company may deliver any interest payment to the Paying Agent.


 15. EXPENSES, ETC.

          Section 15.1   Expenses.
                         --------

          (a)  The Company will pay on demand

               (i) all costs and expenses of the Holders and the Paying Agent incurred in connection with the administration, modification and amendment of the Note Documents and any consents or waivers in connection therewith (including (A) all search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for the Holders and the Paying Agent with respect to the Note Documents, with respect to advising the Holders and the Paying Agent as to their rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Note Documents and with respect to negotiations with the Omnipoint Note Parties or with other creditors of the Omnipoint Note Parties in connection with the Note Documents, or arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding or negotiation involving creditors' rights generally and any proceeding ancillary thereto); provided, however, it is understood that the Company shall not be liable for the costs and expenses incurred by counsel to any of the Holders in connection with the preparation, execution and delivery of the Note Documents, and

               (ii) all costs and expenses of the Holders and the Paying Agent in connection with the enforcement of the Note Documents, including in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including the reasonable fees and expenses of counsel for each Holder and the Paying Agent with respect thereto).

          (b) If the Company fails to pay when due any costs, expenses or other amounts payable by it under any Note Document, including fees and expenses of counsel and indemnities, such amount may be paid on behalf of the Company by any Holder and the Paying Agent, in its sole discretion.

          (c) The Company will indemnify each Holder and the Paying Agent and the Paying Agent and its respective Affiliates and their officers, directors, partners, employees, agents and advisors (each an "Indemnified
                                                                   -----------
     Party") and hold each Indemnified Party harmless from and against any and
     -----
     all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel including, with respect to each other Holder and the Paying Agent, reasonable allocated costs and expenses of in-house counsel and legal staff) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with

               (i) the Notes, this Agreement and other Note Documents and the enforcement thereof, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Notes, or

               (ii) the actual or alleged presence of Materials of Environmental Concern on any property of the Company or any environmental proceeding relating in any way to the Company,

     except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of any investigation, litigation or other proceeding to which the indemnity in this Section 15.1(d) applies, the indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Company, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Company also agrees not to assert any claim against any other Holder, the Paying Agent, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Notes.

          (d) Without prejudice to the survival of any other agreement of the Company hereunder, the agreements and obligations of the Company contained in this Section 15.1 shall survive the payment in full of principal and interest hereunder and under the Notes and the termination of this Agreement.


 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

          All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by the Purchasers of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers, the Paying Agent and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

 17.        AMENDMENT AND WAIVER.

     Section 17.  Amendments, Etc.  No amendment or waiver of any provision of
                  ---------------
this Agreement or the Notes, nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Secured Creditors (and the terms of effectiveness set forth in such amendment, waiver or consent shall be satisfied), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent
                                  --------
shall, unless in writing and signed by all the Holders and the Paying Agent, do any of the following at any time:

               (i) waive any of the conditions specified in Article 4;

               (ii) change the definition of Required Secured Creditors (or, without the vote of the Required Holders only, change the definition of Required Holders)

               (iii) release any Collateral, other than as contemplated by the Note Documents or release any Guarantor from its Guaranty;

               (iv) amend this Section 17.1;

               (v) subject the Holders to any additional obligations;

               (vi) amend or waive any mandatory prepayment provisions;

               (vii) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder; or

               (viii) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder; and

          Section 17.2   Notes held by Company, etc.
                         ---------------------------

          Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Omnipoint Entity or any of its Affiliates shall be deemed not to be outstanding.

 18  NOTICES.

  All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or cable communication) and mailed, telegraphed, telecopied, cabled or delivered,

          (a)  if to the Company, at:

               Omnipoint Communications Inc.
               16 Wing Drive
               Cedar Knolls, New Jersey  07927
               Attn:  Harry Plonskier
               [*]

               with a copy to:

               Piper & Marbury, L.L.P.
               1200 19th Street, N.W.
               Washington, DC  20036
               Attn:  Edwin Martin, Esq.
               [*]

          (b)  if to Grand Parent, at:

               Omnipoint Corporation
               Three Bethesda Metro Center
               Suite 400
               Bethesda, MD 20814
               Attn:  Bradley E. Sparks
               [*]


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* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC
               with a copy to Piper & Marbury, L.L.P. as set forth under clause
               (a) above;

          (c)  if to OHI, OIT or the License Subsidiary, in care of

               Omnipoint Corporation
               Three Bethesda Metro Center
               Suite 400
               Bethesda, MD 20814
               Attn:  Bradley E. Sparks
               [*]

          (d)  if to any Holder, as indicated in the Register; and

          (e)  if to IBJ Schroder Bank & Trust Company as Paying Agent

               IBJ Schroder Bank & Trust Company
               Corporate Trust Administration
               11/th/ Floor
               One State Street
               New York, New York 10004
               Attention: Thomas J. Bogert
               [*]

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or delivered to the cable company, respectively.

 19  REPRODUCTION OF DOCUMENTS.

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be
             -
executed, (b) documents received by any Purchaser at the Closing (except the
           -
Notes themselves), and (c) financial statements, certificates and other
                        -
information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature


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* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC
photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20  CONFIDENTIAL INFORMATION.

          For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known
--------                                                   -
or otherwise known to such Purchaser prior to the time of such disclosure, (b)
                                                                            -
subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser's behalf, (c) otherwise becomes known to
                                                  -
such Purchaser other than through disclosure by the Company or any Subsidiary or
(d) constitutes financial statements delivered to such Purchaser under Section
 -
7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser; provided that any Purchaser may
                                           --------
deliver or disclose Confidential Information to (i) its directors, officers,
                                                 -
employees, agents, attorneys and affiliates, (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to
         --
hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any
                               ---                                 --
Institutional Investor to which such Purchaser may sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from
                                     -
which such Purchaser may offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal
                                                                --
or state regulatory authority having jurisdiction over any Purchaser, (vii) the
                                                                       ---
National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio, or (viii) any other Person to which
                                                 ----
such delivery or disclosure may be necessary or appropriate (w) to effect
                                                             -
compliance with any law, rule, regulation or order applicable to any Purchaser,
(x) in response to any subpoena or other legal process, (y) in connection with
 -                                                       -
any litigation to which any Purchaser is a party or (z) if an Event of Default
                                                     -
has occurred and is continuing, to the extent any Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under its Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this
Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

 21  SUBSTITUTION OF PURCHASER.

          Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in
Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

 22  MISCELLANEOUS.

          Section 22.1   Successors and Assigns.  All covenants and other
                         ----------------------
agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

          Section 22.2   Payments Due on Non-Business Days.  Anything in this
                         ---------------------------------
Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Prepayment Premium or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

          Section 22.3     Severability.  Any provision of this Agreement that
                           ------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 22.4     Construction.  Each covenant contained herein shall
                           ------------
be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          Section 22.5   Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

          Section 22.6   Governing Law.  This Agreement shall be construed and
                         -------------
enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

          Section 22.7   Grand Parent Not a Guarantor.  The parties hereto
                         ----------------------------
acknowledge and agree that Grand Parent shall be a party hereto solely for the purposes of providing the covenants and representations expressly specified herein, and shall not be a guarantor of the Obligations of any Loan Party under the Loan Documents.

          Section 22.8   Appointment of Collateral Agent.  Each Holder hereby
                         -------------------------------
appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Intercreditor Agreement and the Collateral Documents as are delegated to the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.

          IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                              OMNIPOINT COMMUNICATIONS
                              INC., as Company


                              By  /s/ Harry Plonskier
                                ----------------------------------
                                 Name: Harry Plonskier
                                 Title:   Vice President Finance

                                    OMNIPOINT CORPORATION, as a party for the purposes set forth in Section 22(g) of this Agreement


                                    By /s/
                                      ------------------------------------
                                    Title:

                                    IBJ SCHRODER BANK & TRUST COMPANY, as Paying
                                    Agent

                                    By /s/
                                      ------------------------------------
                                    Title: Vice President

                                        DREYFUS PREMIER LIMITED
                                        TERM HIGH INCOME FUND


                                        By /s/
                                          -------------------------------
                                        Title:

                                        KZH HOLDING CORPORATION III



                                        By /s/ Virginia Conway
                                          --------------------------------
                                        Title: Authorized Agent

                                        SUNAMERICA HIGH INCOME FUND



                                        By /s/
                                          ----------------------------
                                        Title: VP - Portfolio Mgr.

                                        POLARIS SERIES TRUST HY
                                        PORTFOLIO


                                        By /s/
                                          ---------------------------------
                                        Title: VP - Portfolio Mgr.

                                        THE PRUDENTIAL INSURANCE COMPANY OF
                                        AMERICA


                                        By /s/
                                          ---------------------------------
                                        Title:

                                        CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                        on behalf of AMERICAN VARIABLE INSURANCE
                                        SERIES HIGH YIELD BOND FUND



                                        By /s/
                                        Title:

                                        CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                        on behalf of THE INCOME FUND OF AMERICA,
                                        INC.



                                        By /s/
                                          ------------------------------------
                                        Title: Secretary

                                        CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                        on behalf of THE BOND FUND OF AMERICA,
                                        INC.



                                        By
                                          -----------------------------
                                        Title: Secretary

                                        ANCHOR PATHWAY FUND HIGH-YIELD BOND
                                        SERIES



                                        By /s/
                                          ---------------------------------
                                        Title:

                                        CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                        on behalf of AMERICAN HIGH-INCOME TRUST



                                        By /s/
                                          ----------------------------------
                                        Title: Secretary

                                        PUTNAM VARIABLE TRUST on behalf of
                                        PUTNAM VT HIGH YIELD FUND



                                        By /s/
                                          ----------------------------------
                                        Title: Vice President

                                        PUTNAM HIGH YIELD TRUST II



                                        By /s/
                                          -------------------------------
                                        Title: Vice President

                                        PUTNAM HIGH YIELD TRUST



                                        By /s/
                                          -------------------------------
                                        Title: Vice President

                                        PUTNAM HIGH YIELD ADVANTAGE FUND



                                        By /s/
                                          ------------------------------------
                                        Title: Vice President

                                        PUTNAM DIVERSIFIED INCOME TRUST



                                        By /s/
                                          ----------------------------------
                                        Title: Vice President

                                        PUTNAM MASTER INCOME TRUST



                                        By /s/
                                          -------------------------------------
                                        Title: Vice President

                                        PUTNAM MASTER INTERMEDIATE INCOME TRUST



                                        By /s/
                                          ----------------------------------
                                        Title: Vice President

                                        PUTNAM PREMIER INCOME TRUST



                                        By /s/
                                          ------------------------------------
                                        Title: Vice President

                                        IDS



                                        By /s/
                                          ---------------------------------
                                        Title:

                                        SEABOARD PARTNERS, LP



                                        By /s/
                                          ---------------------------------
                                        Title: Managing Partner

                                        SEABOARD FUND LIMITED



                                        By /s/
                                          ----------------------------------
                                        Title: Managing Partner

                                        SEABOARD CAPITAL PARTNERS, LP



                                        By /s/
                                          -----------------------------------
                                        Title: Managing Partner

                                        DONALDSON, LUFKIN & JENRETTE SECURITIES
                                        CORPORATION



                                        By /s/ Eric Swanson
                                          ------------------------------------
                                        Title: Eric Swanson
                                               Managing Director

                                        HIGH YIELD PORTFOLIO





                                        By: /s/
                                           ------------------------------------
                                        Title: Vice President



                                        IDS BOND FUND, INC.





                                        By: /s/
                                           ------------------------------------
                                        Title: Vice President



                                        IDS LIFE INCOME ADVANTAGE FUND




                                        By: /s/
                                           ------------------------------------
                                        Title: Vice President



Note Purchase Agreement